UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5930

Nuveen California Performance Plus Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: February 29, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
February 29, 2012

Nuveen California Municipal Value Fund, Inc.
NCA

Nuveen California Municipal Value Fund 2
NCB

Nuveen California Performance Plus Municipal Fund, Inc.
NCP

Nuveen California Municipal Market Opportunity Fund, Inc.
NCO

Nuveen California Investment Quality Municipal Fund, Inc.
NQC

Nuveen California Select Quality Municipal Fund, Inc.
NVC

Nuveen California Quality Income Municipal Fund, Inc.
NUC

February

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage and Other Information	11

Common Share Dividend and Price Information	13

Performance Overviews	15

Shareholder Meeting Report	22

Report of Independent Registered Public Accounting Firm	26

Portfolios of Investments	27

Statement of Assets and Liabilities	71

Statement of Operations	73

Statement of Changes in Net Assets	75

Statement of Cash Flows	78

Financial Highlights	80

Notes to Financial Statements	90

Board Members & Officers	103

Reinvest Automatically, Easily and Conveniently	108

Glossary of Terms Used in this Report	110

Additional Fund Information	115

Chairman’s
Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the US and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the Continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the US, strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control act of 2011, both scheduled to take place at year-end loom closer with little progress being made to deal with them.

During the last year investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
April 20, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)

Portfolio manager Scott Romans reviews economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of the Nuveen California Funds. Scott, who joined Nuveen in 2000, has managed NCA, NCP, NCO, NQC, NVC and NUC since 2003 and NCB since its inception in 2009.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended February 29, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained modest. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its March 2012 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through late 2014. The Fed also stated that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.0%, the best growth number since the end of second quarter 2010 and the tenth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 2.9% year-over-year as of February 2012, while the core CPI (which excludes food and energy) increased 2.2% during the same period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions have shown some signs of improvement, as national unemployment stood at 8.3% in February 2012, the lowest level in three years, down from 9.0% in February 2011. The housing market continued to be the major weak spot in the economy. For the twelve months ended January 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 3.8%, as housing prices hit their lowest levels since early 2003. In addition, the U.S. economic picture continued to

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices generally rallied over this period. Historically light issuance of new tax-exempt bonds served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities. The depressed level of municipal bond issuance was due in part to the continued impact of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. This reduced the need for many borrowers to come to market with new tax-exempt issues during this period. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity.

Over the twelve months ended February 29, 2012, municipal bond issuance nationwide totaled $307.4 billion, a decrease of 24% compared with issuance during the twelve-month period ended February 28, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

How were the economic and market environments in California during this period?

The California economy has shown signs of gaining momentum, with job growth rebounding as increased demand for internet-based services and mobile device applications led to strengthening of the technology and other service sectors. This, in turn, produced improvement in the state’s unemployment rate. As of February 2012, California’s unemployment rate was 10.9%, its lowest level since April 2009, down from 12.0% in February 2011. However, housing, the primary driver of the state’s most recent economic decline, remains a drag on the California economy, with foreclosures continuing to put downward pressure on prices. According to the S&P/Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco fell 5.3%, 5.4%, and 5.9%, respectively, over the twelve months ended January 2012 (most recent data available at the time this report was prepared). These rates compared with an average decline of 3.8% nationally for the same period. Statewide, home prices in California have lost almost 60% of their value since the peak in 2006. Overall, budget problems posed the largest threat to the state’s economic outlook over the near term, as California continued to be burdened by persistent deficits and spending that outweighed the state’s ability to generate revenues. In June 2011, the Budget Act of 2011 closed a projected two-year gap of $26.6 billion through the remainder of fiscal 2011 and 2012. However, the $120.1 billion act remained structurally unbalanced, relying on revenue assumptions that, if not met, would

6	Nuveen Investments

trigger additional expenditure cuts. When those revenue assumptions were not realized, the state implemented almost $1 billion in trigger cuts effective January 1, 2012, mainly affecting state universities, community colleges and human services. The $137.3 billion budget proposal for fiscal 2013 closes an estimated $9.2 billion gap and assumes additional revenues generated by a voter-approved, five-year temporary tax increase. The budget also calls for spending reductions mainly in the areas of welfare and child care for the poor. As of February 2012, California maintained credit ratings on its general obligation (GO) debt of A1, A-, and A- from Moody’s Investors Service, S&P and Fitch, respectively. For the twelve months ended February 29, 2012, municipal issuance in California totaled $38.5 billion, a decrease of 33% from the previous twelve months. For this period, California was the second largest state issuer in the nation (behind New York), representing approximately 12.5% of total issuance nationwide.

What key strategies were used to manage the California Funds during this reporting period?

As previously discussed, municipal bond prices generally rallied nationally during this period, as the supply of tax-exempt bonds remained tight and yields continued to be relatively low. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

Much of our investment activity during this period was opportunistic, with purchases driven by the timing of cash flows from called or maturing bonds. The Funds took advantage of attractive opportunities to add to their holdings in health care as well as California state GO bonds when they came to market in the fall of 2011. In addition, based on recent tobacco consumption data, NCA, NCB, NCO, NVC and NUC swapped some of their convertible zero coupon tobacco holdings for tobacco bonds with better downside profiles in terms of credit outlook. These relative value swaps also benefited the Funds by maintaining yields and recognizing losses for tax purposes. (NCP and NQC did not participate in the tobacco swaps because these two Funds cannot purchase sub-investment grade bonds.)

We also continued to actively add exposure to redevelopment agency (RDA) bonds, used to fund programs to improve deteriorated, blighted and economically depressed areas in California. In June 2011, two state bills amending the law that created RDAs were approved as part of cost-saving measures to close gaps in the California state budget. Assembly Bill (AB) 26 provided for the dissolution of all RDAs, while AB 27 would allow municipalities to keep their RDAs by committing to substantial community payments to the state. A lawsuit challenging the constitutionality of both bills was filed by an RDA lobbying group in July 2011. In late December 2011, the California Supreme Court ruled that AB 26 was constitutional and ordered the dissolution of all 400 RDAs in the state by February 1, 2012, creating successor agencies and oversight boards to manage obligations (e.g., contracts, bonds, leases) that were in place prior to the dissolution and take title to the RDAs’ housing and other assets. However, the court

Nuveen Investments	7

struck down AB 27, concluding that the provisions that required community payments were not voluntary, and therefore violated the state constitution. During this period, the uncertainty surrounding the fate of the state’s RDAs caused spreads on RDA bonds to widen substantially and prompted RDAs to issue their remaining capacity of bonds. This resulted in heavy issuance of RDA bonds that came to market at attractive prices with higher coupons and very attractive structures, including 10-year call provisions. Consequently, we were able to add some exceptional bonds to our portfolios, purchasing new RDA bonds in the primary market during the first part of this period and buying additional RDA bonds, some of which were insured credits issued prior to 2008, in the secondary market during the last part of this period.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds. An elevated number of bond calls provided a meaningful source of liquidity, which drove much of our activity as we worked to redeploy the proceeds to keep the Funds fully invested. In addition, we sold selected bonds with very short effective maturities on the occasions when we needed additional cash to take advantage of attractive opportunities.

As of February 29, 2012, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NCB and NCO also used forward interest rate swaps to reduce price volatility risk to movements in U.S. interest rates relative to the Funds’ benchmarks. During this period, these derivatives functioned as intended. As of period end, we continued to use forward interest rate swaps to reduce duration in NCB, while these derivatives were removed from NCO during the first half of this period as its duration approached our targeted range.

8	Nuveen Investments

How did the Funds perform during the twelve-month period ended February 29, 2012?

Individual results for the Nuveen California Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 2/29/12

Fund	1-Year	5-Year	10-Year
NCA*	16.58%	5.04%	5.20%
NCB*	17.97%	N/A	N/A
NCP	26.45%	6.03%	6.46%
NCO	30.81%	6.06%	6.60%
NQC	25.20%	6.14%	6.26%
NVC	28.60%	6.85%	6.89%
NUC	25.46%	6.84%	6.70%

Standard & Poor’s (S&P) California Municipal Bond Index**	14.84%	5.17%	5.38%
Standard & Poor’s (S&P) National Municipal Bond Index**	12.87%	5.19%	5.36%
Lipper California Municipal Debt Funds Classification Average**	25.87%	4.71%	6.17%

For the twelve months ended February 29, 2012, the total returns on common share net asset value (NAV) for all of these California Funds exceeded the returns for the Standard & Poor’s (S&P) California Municipal Bond Index and the Standard & Poor’s (S&P) National Municipal Bond Index. For this same period, NCP, NCO and NVC outperformed the average return for the Lipper California Municipal Debt Funds Classification Average, NQC and NUC lagged the Lipper average by a narrow margin, while NCA and NCB underperformed the Lipper average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was an important positive factor affecting the performance of all of these Funds except NCA and NCB. The primary reason that the returns of NCA and NCB trailed those of the five leveraged Funds for this reporting period was that

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*	NCA and NCB do not use regulatory leverage.

**	Refer to Glossary of Terms Used in This Report for definitions.

Nuveen Investments	9

these two Funds do not use regulatory leverage. Leverage is discussed in more detail later in this report.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. The Funds’ duration and yield curve positionings were the most important determinants of performance during this period. On the whole, NCO, which had the longest duration among these Funds, was the most advantageously positioned in terms of duration and yield curve exposure. The remaining four Funds that use regulatory leverage also tended to have durations longer than their targets, and their returns benefited in proportion to their allocations along the longer end of the yield curve. In the two Funds that do not use regulatory leverage, NCA was less advantageously positioned than NCB, with a shorter effective duration, which detracted from NCA’s performance.

Credit exposure also played a role in performance during these twelve months, as lower-rated bonds, especially those rated BBB, generally outperformed higher-quality bonds rated AAA and AA. This outperformance was due in part to the greater demand for lower-rated bonds as investors looked for investments offering higher yields. All of these Funds were overweighted in BBB bonds to varying degrees and this credit exposure made positive contributions to their performance. Overall, NCO benefited the most from its credit quality allocations.

Holdings that generally made positive contributions to the Funds’ returns during this period included zero coupon bonds and health care, industrial development revenue (IDR), transportation and special tax credits. Leasing and education bonds also outpaced the general municipal market for the period, while water and sewer credits just edged past the municipal market average. All of these Funds were overweighted in health care, which boosted their performance.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of February 29, 2012, NUC and NCA had the heaviest weightings in pre-refunded bonds, which hampered their performance. The electric utilities, housing and resource recovery sectors and California state GOs also lagged the performance of the general municipal market for this period. All of these Funds were underweighted to varying degrees in the tax-supported sector, especially California state GOs, relative to the California market, which lessened the negative impact of these holdings. This underweighting was due to the fact that California state GOs comprise such a large portion of the tax-supported sector in California that it is impossible to match the market weighting in our portfolios. Compared with the other Funds in this report, NCP had less of an underweight in the tax-supported sector, which hurt its performance as this sector underperformed.

10	Nuveen Investments

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage. As mentioned previously, NCA and NCB do not use regulatory leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period.

THE FUND’S REGULATORY LEVERAGE

As of February 29, 2012, the following Funds have issued and outstanding Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use regulatory leverage.

VRDP Shares

VRDP Shares Issued
Fund	at Liquidation Value
NCP	$81,000,000
NCO	$49,800,000
NQC	$95,600,000
NVC	$158,900,000
NUC	$158,100,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on VRDP Shares.)

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments	11

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

12	Nuveen Investments

Common Share Dividend
and Price Information

DIVIDEND INFORMATION

During the twelve-month reporting period ended February 29, 2012, NCP, NQC and NUC each had two monthly dividend increases, and NCA, NCO and NVC each had one monthly dividend increase. The dividend of NCB remained stable throughout the reporting period.

Due to normal portfolio activity, common shareholders of NCB received a long-term capital gains distribution of $0.0234 per share in December 2011.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 29, 2012, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

SHARE REPURCHASES AND PRICE INFORMATION

As of February 29, 2012, and since the inception of the Funds’ repurchase programs, the following Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NCA, NCB and NQC have not repurchased any of their outstanding common shares.

	Common Shares	% of Outstanding
Funds	Repurchased and Retired	Common Shares
NCA	—	—
NCB	—	—
NCP	28,300	0.2%
NCO	24,900	0.3%
NQC	—	—
NVC	41,400	0.2%
NUC	40,000	0.2%

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

Nuveen Investments	13

As of February 29, 2012, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

	2/29/12	Twelve-Month Average
Fund	(+) Premium/(-) Discount	(-) Discount
NCA	(+)0.50%	(-)5.88%
NCB	(-)1.98%	(-)7.07%
NCP	(+)2.14%	(-)2.88%
NCO	(+)1.41%	(-)2.71%
NQC	(+)3.66%	(-)2.57%
NVC	(+)4.33%	(-)0.61%
NUC	(+)5.58%	(-)0.89%

14	Nuveen Investments

NCA	Nuveen California
Performance	Municipal Value
OVERVIEW	Fund, Inc.
as of February 29, 2012

Fund Snapshot
Common Share Price	$10.13
Common Share Net Asset Value (NAV)	$10.08
Premium/(Discount) to NAV	0.50%
Market Yield	4.62%
Taxable-Equivalent Yield1	7.08%
Net Assets Applicable to Common Shares ($000)	$254,563

Leverage
Regulatory Leverage	N/A
Effective Leverage	1.73%

Average Annual Total Returns
(Inception 10/07/87)
	On Share Price	On NAV
1-Year	27.44%	16.58%
5-Year	5.71%	5.04%
10-Year	5.53%	5.20%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	28.0%
U.S. Guaranteed	16.1%
Health Care	14.8%
Tax Obligation/General	10.1%
Utilities	7.6%
Water and Sewer	7.1%
Long-Term Care	4.2%
Other	12.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	15

NCB	Nuveen California
Performance	Municipal Value
OVERVIEW	Fund 2
as of February 29, 2012

Fund Snapshot
Common Share Price	$16.33
Common Share Net Asset Value (NAV)	$16.66
Premium/(Discount) to NAV	-1.98%
Market Yield	4.89%
Taxable-Equivalent Yield1	7.49%
Net Assets Applicable to Common Shares ($000)	$54,772

Leverage
Regulatory Leverage	N/A
Effective Leverage	9.86%

Average Annual Total Returns
(Inception 4/28/09)
	On Share Price	On NAV
1-Year	26.50%	17.97%
Since Inception	8.83%	11.04%

Portfolio Composition3,5
(as a % of total investments)
Health Care	24.5%
Tax Obligation/Limited	17.1%
Utilities	13.9%
Housing/Single Family	10.8%
Tax Obligation/General	8.9%
Education and Civic Organizations	7.4%
Water and Sewer	6.2%
Other	11.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0234 per share.
5	Excluding investments in derivatives.

16	Nuveen Investments

NCP	Nuveen California
Performance	Performance Plus
OVERVIEW	Municipal Fund, Inc.
as of February 29, 2012

Fund Snapshot
Common Share Price	$15.74
Common Share Net Asset Value (NAV)	$15.41
Premium/(Discount) to NAV	2.14%
Market Yield	6.21%
Taxable-Equivalent Yield1	9.51%
Net Assets Applicable to Common Shares ($000)	$199,609

Leverage
Regulatory Leverage	28.87%
Effective Leverage	35.65%

Average Annual Total Returns
(Inception 11/15/89)
	On Share Price	On NAV
1-Year	35.63%	26.45%
5-Year	8.17%	6.03%
10-Year	6.97%	6.46%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	27.6%
Health Care	15.8%
Tax Obligation/General	15.0%
U.S Guaranteed	10.6%
Utilities	7.0%
Water and Sewer	6.6%
Education and Civic Organizations	4.4%
Other	13.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	17

NCO	Nuveen California
Performance	Municipal Market
OVERVIEW	Opportunity Fund, Inc.
as of February 29, 2012

Fund Snapshot
Common Share Price	$15.83
Common Share Net Asset Value (NAV)	$15.61
Premium/(Discount) to NAV	1.41%
Market Yield	6.06%
Taxable-Equivalent Yield1	9.28%
Net Assets Applicable to Common Shares ($000)	$127,112

Leverage
Regulatory Leverage	28.15%
Effective Leverage	35.55%

Average Annual Total Returns
(Inception 5/17/90)
	On Share Price	On NAV
1-Year	36.49%	30.81%
5-Year	6.80%	6.06%
10-Year	6.73%	6.60%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	19.2%
Health Care	17.7%
Water and Sewer	17.5%
Tax Obligation/General	14.8%
U.S. Guaranteed	6.9%
Transportation	4.6%
Education and Civic Organizations	4.5%
Other	14.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

18	Nuveen Investments

NQC	Nuveen California
Performance	Investment Quality
OVERVIEW	Municipal Fund, Inc.
as of February 29, 2012

Fund Snapshot
Common Share Price	$15.85
Common Share Net Asset Value (NAV)	$15.29
Premium/(Discount) to NAV	3.66%
Market Yield	6.28%
Taxable-Equivalent Yield1	9.62%
Net Assets Applicable to Common Shares ($000)	$207,815

Leverage
Regulatory Leverage	31.51%
Effective Leverage	37.36%

Average Annual Total Returns
(Inception 11/20/90)
	On Share Price	On NAV
1-Year	36.87%	25.20%
5-Year	8.17%	6.14%
10-Year	6.77%	6.26%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	27.5%
Tax Obligation/General	18.0%
Health Care	14.4%
Education and Civic Organizations	10.6%
Transportation	7.6%
Water and Sewer	7.4%
U.S. Guaranteed	6.2%
Other	8.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	19

NVC	Nuveen California
Performance	Select Quality
OVERVIEW	Municipal Fund, Inc.
as of February 29, 2012

Fund Snapshot
Common Share Price	$16.38
Common Share Net Asset Value (NAV)	$15.70
Premium/(Discount) to NAV	4.33%
Market Yield	6.30%
Taxable-Equivalent Yield1	9.65%
Net Assets Applicable to Common Shares ($000)	$363,833

Leverage
Regulatory Leverage	30.40%
Effective Leverage	37.23%

Average Annual Total Returns
(Inception 5/22/91)
	On Share Price	On NAV
1-Year	38.89%	28.60%
5-Year	8.48%	6.85%
10-Year	7.41%	6.89%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	21.0%
Health Care	19.8%
Tax Obligation/General	19.6%
Water and Sewer	7.7%
Utilities	7.1%
U.S. Guaranteed	6.5%
Consumer Staples	4.9%
Education and Civic Organizations	4.5%
Other	8.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

20	Nuveen Investments

NUC	Nuveen California
Performance	Quality Income
OVERVIEW	Municipal Fund, Inc.
as of February 29, 2012

Fund Snapshot
Common Share Price	$16.84
Common Share Net Asset Value (NAV)	$15.95
Premium/(Discount) to NAV	5.58%
Market Yield	6.24%
Taxable-Equivalent Yield1	9.56%
Net Assets Applicable to Common Shares ($000)	$351,377

Leverage
Regulatory Leverage	31.03%
Effective Leverage	38.16%

Average Annual Total Returns
(Inception 11/20/91)
	On Share Price	On NAV
1-Year	39.70%	25.46%
5-Year	8.39%	6.84%
10-Year	7.17%	6.70%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	22.9%
Health Care	20.6%
U.S. Guaranteed	17.4%
Tax Obligation/General	12.7%
Water and Sewer	5.4%
Education and Civic Organizations	5.2%
Housing/Single Family	4.5%
Other	11.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	21

NCA	Shareholder Meeting Report
NCB
NCP	The annual meeting of shareholders was held in the offices of Nuveen Investments on November 15, 2011; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NCA, NCP, NCO, NQC, NVC and NUC was subsequently adjourned to December 16, 2011.
NCO

	NCA	NCB	NCP		NCO
	Common Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the fundamental policies relating to investments in municipal securities and below investment grade securities.
For	—	—	5,828,672	660	—	—
Against	—	—	405,279	—	—	—
Abstain	—	—	232,352	—	—	—
Broker Non-Votes	—	—	1,366,741	—	—	—
Total	—	—	7,833,044	660	—	—

To approve the new fundamental policy relating to investments in municipal securities.
For	—	—	5,859,706	660	—	—
Against	—	—	361,354	—	—	—
Abstain	—	—	245,244	—	—	—
Broker Non-Votes	—	—	1,366,740	—	—	—
Total	—	—	7,833,044	660	—	—

To approve the elimination of the fundamental policy relating to commodities.
For	—	—	5,847,097	660	—	—
Against	—	—	392,008	—	—	—
Abstain	—	—	227,198	—	—	—
Broker Non-Votes	—	—	1,366,741	—	—	—
Total	—	—	7,833,044	660	—	—

To approve the new fundamental policy relating to commodities.
For	—	—	5,859,005	660	—	—
Against	—	—	368,166	—	—	—
Abstain	—	—	239,132	—	—	—
Broker Non-Votes	—	—	1,366,741	—	—	—
Total	—	—	7,833,044	660	—	—

To approve the elimination of the fundamental policies relating to derivatives and short sales.
For	—	—	5,854,782	660	—	—
Against	—	—	384,884	—	—	—
Abstain	—	—	226,637	—	—	—
Broker Non-Votes	—	—	1,366,741	—	—	—
Total	—	—	7,833,044	660	—	—

To approve the elimination of the fundamental policies prohibiting investment in other investment companies.
For	—	—	5,838,820	660	—	—
Against	—	—	394,973	—	—	—
Abstain	—	—	232,511	—	—	—
Broker Non-Votes	—	—	1,366,740	—	—	—
Total	—	—	7,833,044	660	—	—

To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	10,935,152	—	5,875,925	660	3,419,783	298
Against	647,915	—	369,568	—	123,631	—
Abstain	554,761	—	220,810	—	150,152	—
Broker Non-Votes	3,499,834	—	1,366,741	—	918,715	—
Total	15,637,662	—	7,833,044	660	4,612,281	298

22	Nuveen Investments

	NCA	NCB	NCP		NCO
	Common Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	10,878,646	—	5,878,457	660	3,421,583	298
Against	722,056	—	363,761	—	127,584	—
Abstain	537,127	—	224,085	—	144,399	—
Broker Non-Votes	3,499,833	—	1,366,741	—	918,715	—
Total	15,637,662	—	7,833,044	660	4,612,281	298

Approval of the Board Members was reached
as follows:
John P. Amboian
For	15,010,556	2,510,994	7,527,058	—	4,501,739	—
Withhold	627,106	29,831	305,986	—	110,542	—
Total	15,637,662	2,540,825	7,833,044	—	4,612,281	—
Robert P. Bremner
For	—	—	7,518,338	—	4,499,159	—
Withhold	—	—	314,706	—	113,122	—
Total	—	—	7,833,044	—	4,612,281	—
Jack B. Evans
For	—	—	7,527,501	—	4,506,691	—
Withhold	—	—	305,543	—	105,590	—
Total	—	—	7,833,044	—	4,612,281	—
William C. Hunter
For	—	—	—	660	—	298
Withhold	—	—	—	—	—	—
Total	—	—	—	660	—	298
David J. Kundert
For	14,993,933	2,509,176	7,532,142	—	4,499,605	—
Withhold	643,729	31,649	300,902	—	112,676	—
Total	15,637,662	2,540,825	7,833,044	—	4,612,281	—
William J. Schneider
For	—	—	—	660	—	298
Withhold	—	—	—	—	—	—
Total	—	—	—	660	—	298
Judith M. Stockdale
For	—	—	7,528,991	—	4,495,064	—
Withhold	—	—	304,053	—	117,217	—
Total	—	—	7,833,044	—	4,612,281	—
Carole E. Stone
For	—	—	7,528,429	—	4,499,545	—
Withhold	—	—	304,615	—	112,736	—
Total	—	—	7,833,044	—	4,612,281	—
Virginia L. Stringer
For	—	—	7,528,950	—	4,503,477	—
Withhold	—	—	304,094	—	108,804	—
Total	—	—	7,833,044	—	4,612,281	—
Terence J. Toth
For	15,010,354	2,510,994	7,540,782	—	4,504,691	—
Withhold	627,308	29,831	292,262	—	107,590	—
Total	15,637,662	2,540,825	7,833,044	—	4,612,281	—

Nuveen Investments	23

NQC	Shareholder Meeting Report (continued)
NVC
NUC

	NQC		NVC		NUC
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the elimination of the fundamental policies relating to investments in municipal securities and below investment grade securities.
For	5,640,616	706	—	—	—	—
Against	407,802	—	—	—	—	—
Abstain	242,329	—	—	—	—	—
Broker Non-Votes	1,307,351	—	—	—	—	—
Total	7,598,098	706	—	—	—	—

To approve the new fundamental policy relating to investments in municipal securities.
For	5,701,520	706	—	—	—	—
Against	304,404	—	—	—	—	—
Abstain	284,824	—	—	—	—	—
Broker Non-Votes	1,307,350	—	—	—	—	—
Total	7,598,098	706	—	—	—	—

To approve the elimination of the fundamental policy relating to commodities.
For	5,675,801	706	—	—	—	—
Against	384,173	—	—	—	—	—
Abstain	230,774	—	—	—	—	—
Broker Non-Votes	1,307,350	—	—	—	—	—
Total	7,598,098	706	—	—	—	—

To approve the new fundamental policy relating to commodities.
For	5,672,079	706	—	—	—	—
Against	387,423	—	—	—	—	—
Abstain	231,247	—	—	—	—	—
Broker Non-Votes	1,307,349	—	—	—	—	—
Total	7,598,098	706	—	—	—	—
To approve the elimination of the fundamental policies relating to derivatives and short sales.
For	5,683,605	706	—	—	—	—
Against	380,249	—	—	—	—	—
Abstain	226,895	—	—	—	—	—
Broker Non-Votes	1,307,349	—	—	—	—	—
Total	7,598,098	706	—	—	—	—

To approve the elimination of the fundamental policies prohibiting investment in other investment companies.
For	5,659,143	706	—	—	—	—
Against	391,699	—	—	—	—	—
Abstain	239,907	—	—	—	—	—
Broker Non-Votes	1,307,349	—	—	—	—	—
Total	7,598,098	706	—	—	—	—

To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	5,714,912	706	9,758,109	1,329	9,432,388	1,191
Against	349,924	—	633,950	—	585,077	—
Abstain	225,911	—	469,314	—	311,423	—
Broker Non-Votes	1,307,351	—	3,096,966	—	2,986,195	—
Total	7,598,098	706	13,958,339	1,329	13,315,083	1,191

24	Nuveen Investments

	NQC		NVC		NUC
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	5,691,016	706	9,739,186	1,329	9,351,472	1,191
Against	371,016	—	656,669	—	630,186	—
Abstain	228,715	—	465,518	—	347,230	—
Broker Non-Votes	1,307,351	—	3,096,966	—	2,986,195	—
Total	7,598,098	706	13,958,339	1,329	13,315,083	1,191

Approval of the Board Members was reached as follows:
John P. Amboian
For	7,348,156	—	13,422,126	—	12,909,670	—
Withhold	249,942	—	536,213	—	405,413	—
Total	7,598,098	—	13,958,339	—	13,315,083	—
Robert P. Bremner
For	7,341,960	—	13,398,951	—	12,901,871	—
Withhold	256,138	—	559,388	—	413,212	—
Total	7,598,098	—	13,958,339	—	13,315,083	—
Jack B. Evans
For	7,361,299	—	13,412,851	—	12,912,246	—
Withhold	236,799	—	545,488	—	402,837	—
Total	7,598,098	—	13,958,339	—	13,315,083	—
William C. Hunter
For	—	706	—	1,329	—	1,191
Withhold	—	—	—	—	—	—
Total	—	706	—	1,329	—	1,191
David J. Kundert
For	7,346,725	—	13,385,928	—	12,894,657	—
Withhold	251,373	—	572,411	—	420,426	—
Total	7,598,098	—	13,958,339	—	13,315,083	—
William J. Schneider
For	—	706	—	1,329	—	1,191
Withhold	—	—	—	—	—	—
Total	—	706	—	1,329	—	1,191
Judith M. Stockdale
For	7,361,297	—	13,368,527	—	12,879,885	—
Withhold	236,801	—	589,812	—	435,198	—
Total	7,598,098	—	13,958,339	—	13,315,083	—
Carole E. Stone
For	7,357,022	—	13,393,010	—	12,890,106	—
Withhold	241,076	—	565,329	—	424,977	—
Total	7,598,098	—	13,958,339	—	13,315,083	—
Virginia L. Stringer
For	7,366,208	—	13,401,831	—	12,897,179	—
Withhold	231,890	—	556,508	—	417,904	—
Total	7,598,098	—	13,958,339	—	13,315,083	—
Terence J. Toth
For	7,355,726	—	13,423,260	—	12,903,420	—
Withhold	242,372	—	535,079	—	411,663	—
Total	7,598,098	—	13,958,339	—	13,315,083	—

Nuveen Investments	25

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen California Municipal Value Fund, Inc.
Nuveen California Municipal Value Fund 2
Nuveen California Performance Plus Municipal Fund, Inc.
Nuveen California Municipal Market Opportunity Fund, Inc.
Nuveen California Investment Quality Municipal Fund, Inc.
Nuveen California Select Quality Municipal Fund, Inc.
Nuveen California Quality Income Municipal Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., and Nuveen California Quality Income Municipal Fund, Inc. (the “Funds”) as of February 29, 2012, and the related statements of operations and cash flows (Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., and Nuveen California Quality Income Municipal Fund, Inc. only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., and Nuveen California Quality Income Municipal Fund, Inc. at February 29, 2012, and the results of their operations and their cash flows (Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., and Nuveen California Quality Income Municipal Fund, Inc. only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 25, 2012

26	Nuveen Investments

Nuveen California Municipal Value Fund, Inc.
NCA	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.9% (3.8% of Total Investments)
$410	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$395,359
5,940	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B–	4,562,692
7,070	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	B–	4,936,486
13,420	Total Consumer Staples			9,894,537
	Education and Civic Organizations – 1.0% (1.0% of Total Investments)
140	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	142,965
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
95	5.000%, 11/01/21	11/15 at 100.00	A2	102,166
125	5.000%, 11/01/25	11/15 at 100.00	A2	132,679
700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	740,698
1,500	California Statewide Community Development Authority, Certificates of Participation, San Diego Space and Science Foundation, Series 1996, 7.500%, 12/01/26	6/12 at 100.00	N/R	1,500,525
2,560	Total Education and Civic Organizations			2,619,033
	Health Care – 14.9% (14.8% of Total Investments)
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	A2	593,550
670	5.250%, 8/15/41	8/21 at 100.00	A2	699,172
5,365	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, Trust 3146, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	5,627,241
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,157,500
3,870	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	BBB	3,957,307
3,000	California Statewide Communities Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA–	3,183,870
560	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	568,495
1,460	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,567,193
2,710	California Statewide Communities Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	3,003,900
1,890	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,938,403
1,615	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/22	12/15 at 100.00	BBB	1,634,154
1,525	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,737,372
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	3,159,971
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	2,982,563
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	1,973,230

Nuveen Investments	27

Nuveen California Municipal Value Fund, Inc. (continued)
NCA	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	$3,201,570
1,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37	9/17 at 100.00	N/R	1,012,220
35,815	Total Health Care			37,997,711
	Housing/Multifamily – 2.3% (2.2% of Total Investments)
1,035	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,069,610
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects, Series 2012A, 5.500%, 8/15/47, (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	1,049,400
2,385	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Harbor City Lights, Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)	7/12 at 100.00	N/R	2,338,516
1,315	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	7/12 at 100.00	N/R	1,315,263
5,795	Total Housing/Multifamily			5,772,789
	Housing/Single Family – 0.9% (0.9% of Total Investments)
2,125	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	AA	2,152,179
170	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	170,116
2,295	Total Housing/Single Family			2,322,295
	Long-Term Care – 4.3% (4.2% of Total Investments)
	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
1,850	5.400%, 8/15/24	8/14 at 100.00	A–	1,907,739
2,130	5.600%, 8/15/34	8/14 at 100.00	A–	2,172,579
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	A–	4,178,520
1,760	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/12 at 100.00	BBB	1,762,605
1,265	Riverside County Public Financing Authority, California, Certificates of Participation, Air Force Village West, Series 1999, 5.750%, 5/15/19	5/12 at 100.00	B	880,668
11,005	Total Long-Term Care			10,902,111
	Tax Obligation/General – 10.3% (10.1% of Total Investments)
500	California State, General Obligation Bonds, Series 2004, 5.000%, 2/01/20	2/14 at 100.00	A1	534,310
1,000	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/26	4/18 at 100.00	A1	1,128,920
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,500	6.000%, 4/01/38	No Opt. Call	A1	2,900,350
1,000	6.000%, 11/01/39	11/19 at 100.00	A1	1,168,710
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	2,220,400
1,500	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	1,702,800
2,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	2,275,400
270	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	298,463
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010, Series 2011A, 0.000%, 9/01/41	9/36 at 100.00	Aa1	5,484,350

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,320	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	$1,447,169
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	6,969,743
44,825	Total Tax Obligation/General			26,130,615
	Tax Obligation/Limited – 28.3% (28.0% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia Redevelopment Project Area, Series 2007, 5.375%, 6/01/27	6/15 at 100.00	BBB+	989,150
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	10/13 at 100.00	N/R	2,830,410
1,000	5.625%, 10/01/33 – RAAI Insured	10/13 at 100.00	N/R	870,470
2,400	Calexico Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Central Business and Residential District Project, Series 2003C, 5.000%, 8/01/28 – AMBAC Insured	8/13 at 102.00	A–	2,421,288
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,135,590
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	2,350,000
340	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	349,003
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	971,353
370	Community Development Commission of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	428,553
1,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	1,022,180
750	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/12 at 100.00	A–	750,525
16,610	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA–	16,747,697
675	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	667,258
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
150	5.000%, 9/01/26	9/16 at 100.00	N/R	152,721
355	5.125%, 9/01/36	9/16 at 100.00	N/R	355,493
2,500	Kern County Board of Education, California, Certificates of Participation, Series 2006A, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	A	2,534,700
750	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.000%, 8/01/24	8/19 at 100.00	BBB+	794,093
615	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	622,380
2,750	Los Angeles County Schools, California, Certificates of Participation, Pooled Financing Program, Regionalized Business Services Corporation, Series 2003A, 5.000%, 9/01/28 – AGM Insured	9/13 at 100.00	AA–	2,879,085
1,570	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.650%, 9/02/13	9/12 at 103.00	N/R	1,633,271

Nuveen Investments	29

Nuveen California Municipal Value Fund, Inc. (continued)
NCA	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Modesto Schools Infrastructure Financing Agency, Stanislaus County, California, Special Tax Revenue Bonds, Series 2004:
$1,045	5.250%, 9/01/22 – AMBAC Insured	9/14 at 100.00	N/R	$1,077,353
1,145	5.250%, 9/01/23 – AMBAC Insured	9/14 at 100.00	N/R	1,176,052
1,255	5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	N/R	1,277,063
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	158,924
420	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/18 – FGIC Insured	3/13 at 100.00	A–	435,666
8,000	Palmdale Elementary School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 90-1, Series 1999, 5.800%, 8/01/29 – AGM Insured	8/12 at 100.00	AA–	8,014,720
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
125	6.000%, 9/01/33	No Opt. Call	N/R	129,006
275	6.125%, 9/01/41	No Opt. Call	N/R	283,690
1,130	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB	1,172,352
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	474,738
290	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	286,250
80	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	88,598
5,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2004A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/14 at 100.00	A–	4,869,500
360	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	367,636
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	73,349
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33	2/21 at 100.00	BBB	74,011
80	7.000%, 8/01/41	2/21 at 100.00	BBB	90,050
2,750	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/12 at 100.00	AA+	2,759,873
590	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	592,201
780	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	788,822
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	117,137
1,000	Simi Valley, California, Certificates of Participation, Series 2004, 5.000%, 9/01/24 – AMBAC Insured	9/14 at 100.00	A+	1,043,130
1,450	Tehachapi Redevelopment Agency, California, Tax Allocation Bonds, Series 2007, 5.250%, 12/01/37 – RAAI Insured	No Opt. Call	BBB	1,304,652
1,925	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/26 – FGIC Insured	9/16 at 100.00	N/R	1,915,183
960	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding Bonds, Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20	9/12 at 100.00	N/R	960,394
1,730	West Contra Costa Healthcare District, California, Certificates of Participation, Series 2004, 5.375%, 7/01/21 – AMBAC Insured	7/14 at 100.00	A–	1,792,297
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	211,886
71,240	Total Tax Obligation/Limited			72,039,753

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 4.2% (4.2% of Total Investments)
$2,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	$2,811,325
5,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/27	1/14 at 101.00	BBB–	5,562,150
1,250	Fresno, California, Airport Revenue Bonds, Series 2000A, 5.500%, 7/01/30 – AGM Insured	7/12 at 100.00	AA–	1,251,788
215	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	188,518
945	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport Second Series 1999, Issue 23A, 5.000%, 5/01/30 – FGIC Insured (Alternative Minimum Tax)	3/12 at 100.00	A+	945,718
10,410	Total Transportation			10,759,499
	U.S. Guaranteed – 16.3% (16.1% of Total Investments) (4)
5,010	Burbank Redevelopment Agency, California, Tax Allocation Bonds, Golden State Redevelopment Project, Series 2003, 5.750%, 12/01/33 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	N/R (4)	5,465,209
2,845	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	Aaa	3,142,132
2,065	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,836,174
1,565	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,661,310
5,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	5,358,800
8,565	Palmdale, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988A, 0.000%, 3/01/17 (ETM)	No Opt. Call	AAA	8,154,308
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	AA+ (4)	1,017,640
20,415	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	13,142,973
625	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	769,750
47,090	Total U.S. Guaranteed			41,548,296
	Utilities – 7.7% (7.6% of Total Investments)
2,445	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18 (5)	6/12 at 100.00	N/R	2,307,249
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A–	1,973,538
21,500	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/23	9/16 at 64.56	A	11,134,635
605	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	601,679
3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/12 at 100.00	Ba1	3,469,584
29,820	Total Utilities			19,486,685
	Water and Sewer – 7.2% (7.1% of Total Investments)
1,480	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AD, 5.000%, 12/01/22 – AGM Insured	6/15 at 100.00	AAA	1,673,318
1,500	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,553,745
410	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	426,486
500	Los Angeles County Sanitation Districts Financing Authority, California, Senior Revenue Bonds, Capital Projects, Series 2003A, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+	534,445
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 – AMBAC Insured	7/17 at 100.00	AA	5,365,900

Nuveen Investments	31

Nuveen California Municipal Value Fund, Inc. (continued)
NCA	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008:
$1,850	5.500%, 1/01/33	1/18 at 100.00	A–	$1,999,626
3,000	5.500%, 1/01/38	1/18 at 100.00	A–	3,213,538
3,500	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems Project, Series 2003, 5.625%, 7/01/43	7/13 at 100.00	A+	3,535,418
17,240	Total Water and Sewer			18,302,476
$291,515	Total Investments (cost $240,061,374) – 101.3%			257,775,800
	Floating Rate Obligations – (1.8)%			(4,490,000)
	Other Assets Less Liabilities – 0.5%			1,276,757
	Net Assets Applicable to Common Shares – 100%			$254,562,557

(1)	All percentages in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring included the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such prepayments shall recommence beginning in calendar year 2010 according to a revised schedule.

N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen California Municipal Value Fund 2
NCB	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.3% (4.3% of Total Investments)
$3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	$2,380,735
	Education and Civic Organizations – 7.4% (7.4% of Total Investments)
500	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	A3	521,985
1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A2	1,090,960
1,965	California State Public Works Board, Lease Revenue Bonds, University of California Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A2	2,286,572
150	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	158,721
3,615	Total Education and Civic Organizations			4,058,238
	Health Care – 24.6% (24.5% of Total Investments)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Health Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29	5/19 at 100.00	A–	1,113,220
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009A, 6.000%, 7/01/39	7/19 at 100.00	A	2,179,167
1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,175,620
850	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	BBB	869,176
1,400	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA–	1,466,640
	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
125	5.000%, 3/01/41	3/16 at 100.00	A+	129,374
2,000	5.250%, 3/01/45	3/16 at 100.00	A+	2,075,560
1,500	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA–	1,575,360
800	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	Baa2	829,056
850	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	864,085
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	745,641
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	428,473
12,530	Total Health Care			13,451,372
	Housing/Multifamily – 1.0% (1.0% of Total Investments)
230	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	237,691
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects, Series 2012B:
70	5.500%, 8/15/47, (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	69,300
250	7.250%, 8/15/47, (WI/DD, Settling 3/13/12)	8/22 at 100.00	N/R	250,000
550	Total Housing/Multifamily			556,991

Nuveen Investments	33

Nuveen California Municipal Value Fund 2 (continued)
NCB	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 10.8% (10.8% of Total Investments)
$2,000	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B, 5.150%, 12/01/27 (Alternative Minimum Tax)	12/16 at 100.00	AA	$2,099,120
1,405	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	BBB	1,416,928
2,500	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	BBB	2,388,300
5,905	Total Housing/Single Family			5,904,348
	Industrials – 1.7% (1.7% of Total Investments)
900	California Enterprise Development Authority, Sewer Facilities Revenue, Anheuser-Busch Project, Senior Lien Series 2007, 5.300%, 9/01/47 (Alternative Minimum Tax)	9/12 at 100.00	A–	903,717
	Long-Term Care – 2.1% (2.1% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	No Opt. Call	A–	1,167,650
	Materials – 1.1% (1.1% of Total Investments)
585	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	598,034
	Tax Obligation/General – 8.9% (8.9% of Total Investments)
2,000	California State, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	A1	2,092,380
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Series 2009B, 0.000%, 5/01/34	5/24 at 100.00	AA	1,559,460
1,120	Oakland, California, General Obligation Bonds, Measure DD Series 2009B, 5.250%, 1/15/29 (4)	1/19 at 100.00	Aa2	1,242,819
5,220	Total Tax Obligation/General			4,894,659
	Tax Obligation/Limited – 17.1% (17.1% of Total Investments)
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A2	572,900
1,000	City and County of San Francisco, California, Redevelopment Financing Authority, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39	8/19 at 100.00	A	1,113,770
	Community Development Commission of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds:
1,135	5.000%, 8/01/16	No Opt. Call	A–	1,224,858
80	6.500%, 8/01/24	8/21 at 100.00	A–	92,660
160	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/12 at 100.00	A–	160,112
145	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	143,337
1,000	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB+	1,070,500
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	34,055
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
30	6.000%, 9/01/33	No Opt. Call	N/R	30,962
60	6.125%, 9/01/41	No Opt. Call	N/R	61,896

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$240	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB	$248,995
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	102,500
15	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	16,612
1,500	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31	4/19 at 100.00	AA–	1,631,565
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	16,927
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
15	7.000%, 8/01/33	2/21 at 100.00	BBB	17,079
15	7.000%, 8/01/41	2/21 at 100.00	BBB	16,884
125	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	125,466
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	26,622
500	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	510,565
2,000	Westlake Village, California, Certificates of Participation, Financing Project, Series 2009, 5.000%, 6/01/39	6/16 at 100.00	AA+	2,117,140
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	44,377
8,725	Total Tax Obligation/Limited			9,379,782
	Transportation – 1.0% (1.0% of Total Investments)
500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2002, Issue 32G, 5.000%, 5/01/24 – FGIC Insured	5/16 at 100.00	A+	563,485
	Utilities – 14.0% (13.9% of Total Investments)
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A–	1,233,620
2,495	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007, 5.000%, 2/15/17	No Opt. Call	A–	2,684,296
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	Baa1	2,581,872
1,000	Tuolumne Wind Project Authority, California, Revenue Bonds, Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29	1/19 at 100.00	A+	1,144,870
6,895	Total Utilities			7,644,658

Nuveen Investments	35

Nuveen California Municipal Value Fund 2 (continued)
NCB	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 6.2% (6.2% of Total Investments)
$2,000	Orange County Sanitation District, California, Certificates of Participation, Series 2009, Trust 3020, 17.362%, 2/01/35 (IF)	2/19 at 100.00	AAA	$2,821,440
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds, Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured	8/19 at 100.00	AA–	557,205
2,500	Total Water and Sewer			3,378,645
$52,425	Total Investments (cost $46,741,664) – 100.2%			54,882,314
	Other Assets Less Liabilities – (0.2)% (5)			(110,582)
	Net Assets Applicable to Common Shares – 100%			$54,771,732

Investments in Derivatives at February 29, 2012:

Forward Swaps outstanding:
Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized	)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation	)
Barclays Bank PLC	$2,000,000	Receive	3-Month USD-LIBOR	4.746%		Semi-Annually	3/30/12	3/30/35	$(734,293)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for Investments in Derivatives.
(5)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative investments as noted within Investments in Derivatives at February 29, 2012.
(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
USD-LIBOR	United States Dollar-London Interbank Offered Rate.

See accompanying notes to financial statements.

36	Nuveen Investments

Nuveen California Performance Plus Municipal Fund, Inc.
NCP	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.6% (4.0% of Total Investments)
$485	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$467,681
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B–	2,304,390
12,135	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB–	8,473,021
15,620	Total Consumer Staples			11,245,092
	Education and Civic Organizations – 6.3% (4.4% of Total Investments)
160	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	163,389
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
110	5.000%, 11/01/21	11/15 at 100.00	A2	118,297
150	5.000%, 11/01/25	11/15 at 100.00	A2	159,215
2,645	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.214%, 3/01/33 (IF)	3/18 at 100.00	Aa2	3,043,231
240	California State University, Systemwide Revenue Bonds, Series 2002A, 5.000%, 11/01/19 – AMBAC Insured	11/12 at 100.00	Aa2	246,566
3,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.000%, 11/01/26 – AMBAC Insured	11/12 at 100.00	BBB	3,030,750
4,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	4,019,080
1,655	University of California, General Revenue Bonds, Series 2003A, 5.125%, 5/15/17 – AMBAC Insured (UB)	5/13 at 100.00	AA	1,750,328
11,960	Total Education and Civic Organizations			12,530,856
	Health Care – 22.5% (15.8% of Total Investments)
7,885	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los	7/20 at 100.00	AA–	8,250,076
	Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured
810	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A2	845,267
2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	2,433,402
1,200	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,389,000
1,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	1,045,350
1,650	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	BBB	1,639,308
	California Statewide Communities Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
4,000	5.250%, 7/01/24	7/15 at 100.00	BBB	4,084,320
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB	1,002,960
1,755	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,883,852

Nuveen Investments	37

Nuveen California Performance Plus Municipal Fund, Inc. (continued)
NCP	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$895	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.382%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	$1,095,552
1,355	California Statewide Communities Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	1,501,950
4,045	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43 (UB)	11/15 at 100.00	AA–	4,148,592
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	1,006,380
1,750	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,993,705
5,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	5,250,200
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	2,982,563
1,600	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	Aa2	1,677,712
2,350	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	2,672,021
42,515	Total Health Care			44,902,210
	Housing/Multifamily – 3.1% (2.2% of Total Investments)
1,145	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,183,289
1,160	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects, Series 2012A, 5.500%, 8/15/47, (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	1,148,400
3,915	Los Angeles, California, GNMA Collateralized Multifamily Housing Revenue Bonds, Ridgecroft Apartments, Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)	3/12 at 100.00	AA+	3,916,331
6,220	Total Housing/Multifamily			6,248,020
	Housing/Single Family – 0.6% (0.4% of Total Investments)
890	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B, 5.200%, 12/01/32 (Alternative Minimum Tax)	12/16 at 100.00	AA	922,547
200	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	200,136
1,090	Total Housing/Single Family			1,122,683
	Long-Term Care – 3.9% (2.7% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A–	3,229,980
4,500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.250%, 12/01/27	12/17 at 100.00	Baa1	4,564,305
7,500	Total Long-Term Care			7,794,285
	Tax Obligation/General – 21.4% (15.0% of Total Investments)
500	California State, General Obligation Bonds, Series 2004, 5.000%, 2/01/23	2/14 at 100.00	A1	533,285
3,200	California State, General Obligation Bonds, Various Purpose Series 2008, 5.125%, 4/01/33	4/18 at 100.00	A1	3,461,856
5,750	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	6,720,083
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,000	6.000%, 3/01/33	3/20 at 100.00	A1	3,597,300
2,000	5.250%, 11/01/40	11/20 at 100.00	A1	2,182,340
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	3,208,500
3,550	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured	No Opt. Call	A+	4,114,947
1,400	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California,	8/14 at 102.00	Aa2	1,565,872
	General Obligation Bonds, Series 2006C, Trust 2972, 5.000%, 8/01/24 – AGM Insured (UB)

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$4,765	North Orange County Community College District, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa1	$2,426,147
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 – NPFG Insured	2/22 at 103.00	A+	2,955,173
	Riverside Community College District, California, General Obligation Bonds, Series 2004A:
15	5.250%, 8/01/25 – NPFG Insured	8/14 at 100.00	AA	16,452
20	5.250%, 8/01/26 – NPFG Insured	8/14 at 100.00	AA	21,817
325	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	359,262
4,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2003E, 5.250%, 7/01/22 – AGM Insured	7/13 at 101.00	Aa2	4,282,560
1,850	San Juan Capistrano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 3646, 17.890%, 8/01/17 (IF)	No Opt. Call	AAA	2,597,770
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured	No Opt. Call	Aa3	2,967,470
1,440	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/24 – NPFG Insured	8/15 at 102.00	AA–	1,653,091
39,590	Total Tax Obligation/General			42,663,925
	Tax Obligation/Limited – 39.3% (27.6% of Total Investments)
5,045	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2002A, 5.250%, 3/01/22 – AMBAC Insured	3/12 at 100.00	A2	5,053,425
1,575	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D, 5.500%, 6/01/20	12/13 at 100.00	A2	1,664,303
3,010	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/19	6/14 at 100.00	A2	3,244,569
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	3,406,770
1,295	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	1,423,464
400	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	410,592
1,210	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,169,489
2,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured	9/16 at 100.00	N/R	1,973,040
400	Community Development Commission of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	463,300
2,500	Corona Public Financing Authority, California, Superior Lien Revenue Bonds, Series 1999A, 5.000%, 9/01/20 – AGM Insured	3/12 at 100.00	AA–	2,552,750
585	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	9/12 at 101.00	A–	587,393
810	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/12 at 100.00	A–	810,567
1,045	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	A–	1,062,786
1,750	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/25 – SYNCORA GTY Insured	9/15 at 100.00	Baa3	1,502,253

Nuveen Investments	39

Nuveen California Performance Plus Municipal Fund, Inc. (continued)
NCP	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
$400	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	$398,528
330	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	326,215
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
185	5.000%, 9/01/26	9/16 at 100.00	N/R	188,356
425	5.125%, 9/01/36	9/16 at 100.00	N/R	425,591
730	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	738,760
10,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2006B, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	BBB	10,263,300
4,000	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	4,142,160
1,625	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 6.750%, 9/01/26	9/21 at 100.00	A–	1,876,664
1,395	Moreno Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2005, 5.000%, 3/01/22 – AGM Insured	3/14 at 100.00	AA–	1,505,372
3,500	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A–	3,428,320
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Refunding, School District Pass-Through, Series 2004, 5.000%, 3/01/32 – RAAI Insured	3/14 at 100.00	N/R	950,260
2,500	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010, 5.875%, 3/01/32	3/20 at 100.00	A	2,694,975
150	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	170,276
1,000	Paramount Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2003, 5.000%, 8/01/23 – NPFG Insured	8/13 at 100.00	A–	1,032,450
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
135	6.000%, 9/01/33	No Opt. Call	N/R	139,327
300	6.125%, 9/01/41	No Opt. Call	N/R	309,480
480	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	517,896
350	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	345,475
1,500	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	BBB	1,374,510
85	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	94,136
1,445	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A–	1,531,888
	Rohnert Park Community Development Commission, California, Redevelopment Project Tax Allocation Bonds, Series 2007R:
290	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	BBB	323,971
710	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A–	695,459
435	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	444,226
1,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	A1	1,156,230

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$70	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	$78,991
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
70	7.000%, 8/01/33	2/21 at 100.00	BBB	79,704
85	7.000%, 8/01/41	2/21 at 100.00	BBB	95,678
655	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	657,443
835	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	844,444
5,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	4,935,250
	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003:
2,695	5.000%, 6/01/20 – NPFG Insured	6/13 at 100.00	A	2,817,057
1,500	5.000%, 6/01/21 – NPFG Insured	6/13 at 100.00	A	1,567,935
120	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	127,786
	Sweetwater Union High School District, San Diego County, California, Certificates of Participation, Series 2002:
2,000	5.000%, 9/01/23 – AGM Insured	9/12 at 102.00	AA–	2,058,860
4,015	5.000%, 9/01/24 – AGM Insured	9/12 at 102.00	AA–	4,130,070
400	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	458,136
205	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	227,431
76,245	Total Tax Obligation/Limited			78,477,311
	Transportation – 5.3% (3.7% of Total Investments)
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, Trust 1058, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	1,608,078
1,890	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.491%, 10/01/32 (IF)	4/18 at 100.00	AA	2,460,704
6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	6,596,070
9,820	Total Transportation			10,664,852
	U.S. Guaranteed – 15.1% (10.6% of Total Investments) (4)
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)	No Opt. Call	Aaa	7,086,134
4,490	California State University, Systemwide Revenue Bonds, Series 2002A, 5.000%, 11/01/19 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	Aa2 (4)	4,633,680
1,500	California Statewide Communities Development Authority, Student Housing Revenue Bonds,	8/12 at 100.00	Baa1 (4)	1,534,035
	EAH-East Campus Apartments, LLC-UC Irvine Project, Series 2002A, 5.500%, 8/01/22 (Pre-refunded 8/01/12) – ACA Insured
400	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	444,332
4,000	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	5,493,800
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,239,700
4,770	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA (4)	5,326,421

Nuveen Investments	41

Nuveen California Performance Plus Municipal Fund, Inc. (continued)
NCP	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$900	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	AA+ (4)	$915,876
140	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 (Pre-refunded 8/15/12) – AGM Insured	8/12 at 100.00	AA– (4)	143,307
750	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	923,700
345	University of California, General Revenue Bonds, Series 2003A, 5.125%, 5/15/17 (Pre-refunded 5/15/13) – AMBAC Insured (UB)	5/13 at 100.00	Aa1 (4)	365,283
25,655	Total U.S. Guaranteed			30,106,268
	Utilities – 10.0% (7.0% of Total Investments)
4,210	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18 (5)	6/12 at 100.00	N/R	3,972,809
2,140	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A–	2,346,317
725	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–	767,819
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA–	533,415
715	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	711,075
10,450	Orange County Public Financing Authority, California, Waste Management System Revenue Refunding Bonds, Series 1997, 5.250%, 12/01/13 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	11,173,557
360	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 – AGM Insured	No Opt. Call	AA–	367,137
19,100	Total Utilities			19,872,129
	Water and Sewer – 9.5% (6.6% of Total Investments)
1,000	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	10/13 at 100.00	AA–	1,058,610
2,500	Central Basin Municipal Water District, California, Certificates of Participation, Tender Option Bond Trust 3152, 17.691%, 8/01/33 – AGC Insured (IF)	2/20 at 100.00	AA	3,353,200
1,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	2,105,942
2,500	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%, 10/01/31 – AGM Insured	10/16 at 100.00	AA–	2,604,950
2,500	Pajaro Valley Water Management Agency, California, Revenue Certificates of Participation, Series 1999A, 5.750%, 3/01/29 – AMBAC Insured	9/12 at 100.00	BBB	2,500,225

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$4,585	Santa Maria, California, Subordinate Water and Wastewater Revenue Certificates of Participation, Series 1997A, 5.550%, 8/01/27 – AMBAC Insured	8/12 at 101.00	N/R	$4,624,660
1,700	South Gate Utility Authority, California, Subordinate Revenue Bonds, Water and Sewer System Projects, Series 2001, 5.000%, 10/01/22 – FGIC Insured	4/12 at 102.00	BBB	1,720,704
945	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems Project, Series 2003, 5.625%, 7/01/43	7/13 at 100.00	A+	954,561
17,680	Total Water and Sewer			18,922,852
$272,995	Total Investments (cost $269,035,881) – 142.6%			284,550,483
	Floating Rate Obligations – (3.8)%			(7,680,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (40.6)% (6)			(81,000,000)
	Other Assets Less Liabilities – 1.8%			3,738,523
	Net Assets Applicable to Common Shares – 100%			$199,609,006

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring included the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such prepayments shall recommence beginning in calendar year 2010 according to a revised schedule.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.5%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for information.

See accompanying notes to financial statements.

Nuveen Investments	43

Nuveen California Municipal Market Opportunity Fund, Inc.
NCO	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.1% (4.4% of Total Investments)
$315	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$303,751
6,440	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B–	4,946,757
3,650	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB–	2,548,540
10,405	Total Consumer Staples			7,799,048
	Education and Civic Organizations – 6.3% (4.5% of Total Investments)
100	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	102,118
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
70	5.000%, 11/01/21	11/15 at 100.00	A2	75,280
95	5.000%, 11/01/25	11/15 at 100.00	A2	100,836
1,000	California Infrastructure and Economic Development Bond Bank, Revenue Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24	7/15 at 100.00	Aa3	1,080,910
1,680	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.214%, 3/01/33 (IF)	3/18 at 100.00	Aa2	1,932,941
260	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	272,943
450	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	476,163
2,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	5/12 at 101.00	BBB	2,007,520
2,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	2,009,540
7,655	Total Education and Civic Organizations			8,058,251
	Health Care – 24.9% (17.7% of Total Investments)
5,260	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA–	5,503,538
515	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A2	537,423
5,305	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	5,564,308
1,060	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	BBB	1,053,131
	California Statewide Communities Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,500	5.250%, 7/01/24	7/15 at 100.00	BBB	1,531,620
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB	1,002,960
135	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	144,912
569	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.382%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	696,502
675	California Statewide Communities Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	748,204
2,585	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	2,651,202
1,160	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,066,342

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	$1,006,380
1,150	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,310,149
2,205	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	2,289,474
1,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,851,246
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	950,120
1,200	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	1,353,072
1,250	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	1,333,988
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	Aa2	1,048,570
30,369	Total Health Care			31,643,141
	Housing/Multifamily – 1.9% (1.3% of Total Investments)
695	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	718,241
1,665	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects, Series 2012A, 5.125%, 8/15/32, (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	1,648,350
2,360	Total Housing/Multifamily			2,366,591
	Housing/Single Family – 2.0% (1.4% of Total Investments)
	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B:
1,420	5.150%, 12/01/27 (Alternative Minimum Tax)	12/16 at 100.00	AA	1,490,375
860	5.200%, 12/01/32 (Alternative Minimum Tax)	12/16 at 100.00	AA	891,450
130	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	130,088
2,410	Total Housing/Single Family			2,511,913
	Long-Term Care – 5.7% (4.1% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A–	4,306,640
2,900	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.250%, 12/01/27	12/17 at 100.00	Baa1	2,941,441
6,900	Total Long-Term Care			7,248,081
	Tax Obligation/General – 20.8% (14.8% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 – AGM Insured	No Opt. Call	Aa2	2,401,286
2,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	2,337,420
1,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	1,069,500
1,350	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/30 – FGIC Insured	8/15 at 100.00	A1	1,423,886
2,150	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/24 – AGM Insured (UB)	8/14 at 102.00	Aa2	2,404,732
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa3	1,956,561
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	8/12 at 100.00	BBB	2,536,325

Nuveen Investments	45

Nuveen California Municipal Market Opportunity Fund, Inc. (continued)
NCO	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$750	Pomona Unified School District, Los Angeles County, California, General Obligation Refunding Bonds, Series 1997A, 6.150%, 8/01/15 – NPFG Insured	8/12 at 102.00	A	$781,725
25	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 – NPFG Insured	8/14 at 100.00	AA	27,464
210	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	232,138
4,970	San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	2,500,159
4,175	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	2,404,967
9,850	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA–	3,404,357
5,750	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	1,921,190
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,098,200
43,955	Total Tax Obligation/General			26,499,910
	Tax Obligation/Limited – 27.1% (19.2% of Total Investments)
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/19	6/14 at 100.00	A2	2,155,860
260	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	266,885
770	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	744,220
245	Community Development Commission of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	283,771
375	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001,5.000%, 9/01/31 – NPFG Insured	9/12 at 101.00	A–	376,534
510	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/12 at 100.00	A–	510,357
1,035	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	A–	1,052,616
460	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	454,724
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
120	5.000%, 9/01/26	9/16 at 100.00	N/R	122,177
275	5.125%, 9/01/36	9/16 at 100.00	N/R	275,382
470	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	475,640
	Modesto Schools Infrastructure Financing Agency, Stanislaus County, California, Special Tax Revenue Bonds, Series 2004:
1,375	5.250%, 9/01/25 – AMBAC Insured	9/14 at 100.00	N/R	1,396,574
1,500	5.250%, 9/01/26 – AMBAC Insured	9/14 at 100.00	N/R	1,518,930
90	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	102,165

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$10,900	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	BBB	$13,554,259
1,000	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	9/12 at 100.00	N/R	1,015,840
1,065	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006, 5.000%, 9/01/22 – NPFG Insured	9/16 at 100.00	A1	1,147,995
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
90	6.000%, 9/01/33	No Opt. Call	N/R	92,885
195	6.125%, 9/01/41	No Opt. Call	N/R	201,162
770	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB	798,860
295	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	318,290
225	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	222,091
55	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	60,911
1,440	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A–	1,526,587
280	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	285,939
2,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A1	2,903,250
45	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	50,780
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
45	7.000%, 8/01/33	2/21 at 100.00	BBB	51,238
55	7.000%, 8/01/41	2/21 at 100.00	BBB	61,909
1,200	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/12 at 100.00	AA+	1,204,308
410	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	411,529
530	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	535,994
70	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	74,542
125	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds,	9/21 at 100.00	A–	138,678
	Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26
30,780	Total Tax Obligation/Limited			34,392,882
	Transportation – 6.5% (4.6% of Total Investments)
1,355	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008F-1, Trust 3211, 13.491%, 10/01/32 (IF)	4/18 at 100.00	AA	1,764,156
4,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	4,059,120

Nuveen Investments	47

Nuveen California Municipal Market Opportunity Fund, Inc. (continued)
NCO	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$2,465	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San	7/12 at 100.00	AA–	$2,470,078
	Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 – AGM Insured (Alternative Minimum Tax)
7,820	Total Transportation			8,293,354
	U.S. Guaranteed – 9.7% (6.9% of Total Investments) (4)
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured (ETM)	No Opt. Call	AAA	12,732
2,100	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	Aaa	2,319,324
1,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,326,925
875	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	8/13 at 100.00	AAA	1,036,350
3,710	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	4,965,279
1,875	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	AA (4)	2,100,806
485	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	597,326
10,305	Total U.S. Guaranteed			12,358,742
	Utilities – 5.0% (3.6% of Total Investments)
2,815	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.300%, 12/01/18 (5)	6/12 at 100.00	N/R	2,656,403
1,365	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A–	1,496,600
455	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	452,502
1,500	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	No Opt. Call	AA–	1,724,505
6,135	Total Utilities			6,330,010
	Water and Sewer – 24.7% (17.5% of Total Investments)
1,020	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured	No Opt. Call	AAA	1,291,228
2,500	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%, 10/01/31 – AGM Insured	10/16 at 100.00	AA–	2,604,950
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA–	785,775
2,540	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39	1/21 at 100.00	AA	2,905,404
3,380	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 11738, Series 2009, 17.816%, 8/01/29 (IF)	2/19 at 100.00	AAA	4,768,166
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	3,318,875
350	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	380,748
2,630	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/27	5/20 at 100.00	Aa3	3,135,355

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,000	San Francisco City and County Public Utilities Commission, California, Clean Water Revenue Refunding Bonds, Series 2003A, 5.250%, 10/01/20 – NPFG Insured	4/13 at 100.00	AA–	$2,092,818
10,000	Santa Maria, California, Subordinate Water and Wastewater Revenue Certificates of Participation, Series 1997A, 5.550%, 8/01/27 – AMBAC Insured	8/12 at 101.00	N/R	10,086,498
28,670	Total Water and Sewer			31,369,817
$187,764	Total Investments (cost $165,495,507) – 140.7%			178,871,740
	Floating Rate Obligations – (3.4)%			(4,285,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (39.2)% (6)			(49,800,000)
	Other Assets Less Liabilities – 1.9%			2,325,123
	Net Assets Applicable to Common Shares – 100%			$127,111,863

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring included the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.8%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen California Investment Quality Municipal Fund, Inc.
NQC	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.7% (3.8% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
$515	4.250%, 6/01/21	6/15 at 100.00	BB+	$496,609
3,500	5.250%, 6/01/45	6/15 at 100.00	B–	2,520,805
2,150	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B–	1,651,480
6,740	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB–	4,706,070
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	6/15 at 100.00	B–	2,548,245
16,405	Total Consumer Staples			11,923,209
	Education and Civic Organizations – 15.8% (10.6% of Total Investments)
3,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	2,900,550
2,000	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3	2,166,640
1,575	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	1,722,924
170	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	173,601
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
120	5.000%, 11/01/21	11/15 at 100.00	A2	129,052
160	5.000%, 11/01/25	11/15 at 100.00	A2	169,829
6,000	California State Public Works Board, Lease Revenue Bonds, California State University Projects, Series 1997C, 5.400%, 10/01/22	4/12 at 100.00	Aa3	6,017,040
2,798	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.214%, 3/01/33 (IF)	3/18 at 100.00	Aa2	3,219,267
	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001:
3,000	5.000%, 11/01/26 – AMBAC Insured	11/12 at 100.00	BBB	3,030,750
2,500	5.250%, 11/01/30 – AMBAC Insured	5/12 at 101.00	BBB	2,509,400
	University of California, General Revenue Bonds, Tender Option Bonds Trust 2902:
3,650	5.125%, 5/15/16 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	3,861,153
2,485	5.125%, 5/15/17 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	2,628,136
1,060	5.000%, 5/15/24 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	1,113,604
3,000	5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	3,124,500
31,518	Total Education and Civic Organizations			32,766,446
	Health Care – 21.4% (14.4% of Total Investments)
3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004G, 5.250%, 7/01/23	7/14 at 100.00	A	3,236,280
3,260	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA–	3,410,938
840	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A2	876,574
7,765	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, Trust 3146, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	8,144,553
1,270	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,470,025

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
$2,950	5.250%, 2/01/27	2/17 at 100.00	BBB	$3,016,552
1,750	5.250%, 2/01/46	2/17 at 100.00	BBB	1,738,660
3,000	California Statewide Communities Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/24	7/15 at 100.00	BBB	3,063,240
2,355	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	2,443,972
1,840	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,975,093
948	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.382%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,159,816
770	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	789,720
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	1,006,380
1,785	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	2,033,579
2,400	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	2,520,096
3,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	3,342,528
1,250	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	1,333,988
2,575	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	2,927,852
42,008	Total Health Care			44,489,846
	Housing/Multifamily – 1.2% (0.8% of Total Investments)
1,245	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,286,633
1,255	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects, Series 2012A, 5.500%, 8/15/47, (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	1,242,450
2,500	Total Housing/Multifamily			2,529,083
	Housing/Single Family – 1.5% (1.0% of Total Investments)
1,890	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	BBB	1,820,183
210	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	210,143
1,080	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 5.500%, 2/01/42 (Alternative Minimum Tax)	2/16 at 100.00	BBB	1,080,216
3,180	Total Housing/Single Family			3,110,542
	Long-Term Care – 0.8% (0.6% of Total Investments)
1,730	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/12 at 100.00	BBB	1,732,560
	Tax Obligation/General – 26.8% (18.0% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
1,505	5.500%, 11/01/39	11/19 at 100.00	A1	1,675,396
15,445	6.000%, 11/01/39	11/19 at 100.00	A1	18,050,726
5,100	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	5,662,020
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,315	5.000%, 9/01/41	No Opt. Call	A1	2,474,828
3,000	5.000%, 10/01/41	10/21 at 100.00	A1	3,208,500

Nuveen Investments	51

Nuveen California Investment Quality Municipal Fund, Inc. (continued)
NQC	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$3,250	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	$3,697,525
20	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/21 – NPFG Insured	8/14 at 100.00	AA	22,182
345	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	381,370
2,500	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41	8/21 at 100.00	AA+	2,808,325
3,500	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2003E, 5.250%, 7/01/24 – AGM Insured	7/13 at 101.00	Aa2	3,747,240
41,725	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	13,941,157
78,705	Total Tax Obligation/General			55,669,269
	Tax Obligation/Limited – 40.9% (27.5% of Total Investments)
3,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/20	6/14 at 100.00	A2	3,220,020
3,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Hospital Addition, Series 2001A, 5.000%, 12/01/21 – AMBAC Insured	12/12 at 101.00	A2	3,064,440
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,135,590
1,390	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	1,527,888
425	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	436,254
440	Community Development Commission of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	509,630
645	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	9/12 at 101.00	A–	647,638
1,595	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2003A, 5.375%, 9/01/25 – AMBAC Insured	9/12 at 100.00	A+	1,610,184
885	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/12 at 100.00	A–	885,620
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 2215:
825	13.481%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	836,055
1,175	13.481%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	1,190,745
1,770	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	A–	1,802,975
3,840	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	Baa3	2,942,477
810	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	807,019
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
195	5.000%, 9/01/26	9/16 at 100.00	N/R	198,537
445	5.125%, 9/01/36	9/16 at 100.00	N/R	445,619
770	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	779,240
10,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2006B, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	BBB	10,263,300

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$4,130	Manteca Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 89-2, Series 2001C, 5.000%, 9/01/23 – NPFG Insured	9/12 at 100.00	BBB	$4,198,765
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010:
1,000	5.875%, 3/01/32	3/20 at 100.00	A	1,077,990
1,500	6.000%, 3/01/36	3/20 at 100.00	A	1,608,690
160	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	181,627
3,890	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.000%, 8/01/21 – AMBAC Insured	8/12 at 100.50	AA–	3,942,826
3,600	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	BBB	4,476,636
1,685	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	9/12 at 100.00	N/R	1,711,690
1,500	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera Ranch, Series 2004A, 5.625%, 8/15/34	8/12 at 101.00	N/R	1,513,965
1,000	Paramount Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2003, 5.000%, 8/01/23 – NPFG Insured	8/13 at 100.00	A–	1,032,450
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
150	6.000%, 9/01/33	No Opt. Call	N/R	154,808
330	6.125%, 9/01/41	No Opt. Call	N/R	340,428
525	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	566,449
370	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	365,216
95	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	105,211
	Rohnert Park Community Development Commission, California, Redevelopment Project Tax Allocation Bonds, Series 2007R:
585	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	BBB	653,527
1,415	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A–	1,386,021
460	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	469,757
4,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A1	4,645,200
80	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	90,275
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
75	7.000%, 8/01/33	2/21 at 100.00	BBB	85,397
95	7.000%, 8/01/41	2/21 at 100.00	BBB	106,934
2,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Civic Center Project, Series 2002B, 5.250%, 6/01/19 – AMBAC Insured	6/12 at 100.00	AA+	2,019,820
3,535	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/12 at 100.00	AA+	3,547,691
1,725	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B, 6.250%, 8/01/20	8/18 at 100.00	BBB	1,911,956
6,000	San Ramon Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2006A, 5.000%, 2/01/38 – AMBAC Insured	2/16 at 100.00	A–	5,867,580
2,840	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/23 – NPFG Insured	6/13 at 100.00	A	2,968,624

Nuveen Investments	53

Nuveen California Investment Quality Municipal Fund, Inc. (continued)
NQC	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$5,250	Santa Cruz County Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds,	9/12 at 100.00	A	$5,280,188
	Live Oak and Soquel Community Improvement Projects, Series 2000, 5.250%, 9/01/25 – AMBAC Insured
130	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	138,434
600	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	687,204
1,265	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,314,639
225	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	250,918
82,425	Total Tax Obligation/Limited			85,004,147
	Transportation – 11.4% (7.6% of Total Investments)
13,000	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – NPFG Insured	4/12 at 100.00	A–	13,003,510
2,080	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	2,339,022
1,325	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, Trust 3211, 13.491%, 10/01/32 (IF)	4/18 at 100.00	AA	1,725,097
6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	6,596,070
22,905	Total Transportation			23,663,699
	U.S. Guaranteed – 9.3% (6.2% of Total Investments) (4)
2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	2,037,260
3,145	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	Aaa	3,473,464
960	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	1,066,397
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R (4)	2,234,680
1,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/19 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA (4)	1,674,975
2,285	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	AA– (4)	2,560,183
4,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	AA+ (4)	4,070,560
1,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed	6/12 at 100.00	Aaa	1,013,740
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)
	University of California, General Revenue Bonds, Series 2003A:
620	5.125%, 5/15/16 – AMBAC Insured (Pre-refunded 5/15/13) (UB)	5/13 at 100.00	Aa1 (4)	656,450
515	5.125%, 5/15/17 – AMBAC Insured (Pre-refunded 5/15/13) (UB)	5/13 at 100.00	Aa1 (4)	545,277
18,025	Total U.S. Guaranteed			19,332,986
	Utilities – 3.2% (2.1% of Total Investments)
2,250	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A–	2,466,923
740	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	735,936
3,210	Turlock Irrigation District, California, Electric Revenue Bonds, Series 2003A, 5.000%, 1/01/16 – NPFG Insured	1/13 at 100.00	A+	3,319,299
6,200	Total Utilities			6,522,158

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 11.0% (7.4% of Total Investments)
$520	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	$540,909
6,250	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39	1/21 at 100.00	AA	7,149,125
3,015	Oxnard Financing Authority, California, Wastewater Revenue Bonds, Series 2003, 5.000%, 6/01/17 – FGIC Insured	6/13 at 100.00	BBB	3,159,690
7,170	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/28	No Opt. Call	Aa3	8,499,459
3,430	Westlands Water District, California, Revenue Certificates of Participation, Series 2002, 5.250%, 9/01/22 – NPFG Insured	9/12 at 101.00	A+	3,534,990
20,385	Total Water and Sewer			22,884,173
$325,986	Total Investments (cost $292,517,636) – 149.0%			309,628,118
	Floating Rate Obligations – (6.8)%			(14,230,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.0)% (5)			(95,600,000)
	Other Assets Less Liabilities – 3.8%			8,017,053
	Net Assets Applicable to Common Shares – 100%			$207,815,171

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.9%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	55

Nuveen California Select Quality Municipal Fund, Inc.
NVC	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.1% (4.9% of Total Investments)
$875	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$843,754
3,935	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	6/12 at 100.00	Baa1	3,709,013
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,180	5.125%, 6/01/47	6/17 at 100.00	B–	1,509,258
14,515	5.750%, 6/01/47	6/17 at 100.00	B–	11,149,407
12,220	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB–	8,532,371
33,725	Total Consumer Staples			25,743,803
	Education and Civic Organizations – 6.5% (4.5% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	296,142
2,165	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A3	2,572,973
535	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 18.293%, 10/01/38 (IF) (4)	10/18 at 100.00	Aa1	765,441
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	215,086
270	5.000%, 11/01/25	11/15 at 100.00	A2	286,586
1,500	5.000%, 11/01/30	11/15 at 100.00	A2	1,565,520
1,595	California Infrastructure and Economic Development Bank, Revenue Bonds, Claremont University Consortium, Series 2003, 5.125%, 10/01/24	10/12 at 100.00	Aa3	1,631,653
1,740	California Infrastructure and Economic Development Bond Bank, Revenue Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24	7/15 at 100.00	Aa3	1,880,783
4,787	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.214%, 3/01/33 (IF)	3/18 at 100.00	Aa2	5,507,731
1,385	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	1,478,488
770	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	808,331
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	1,375,582
5,000	University of California, General Revenue Bonds, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	5,207,500
21,537	Total Education and Civic Organizations			23,591,816
	Health Care – 28.4% (19.8% of Total Investments)
1,750	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21	4/12 at 100.00	A–	1,754,953
1,455	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A2	1,518,351
10,145	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	10,640,888
4,200	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	4,263,714
	California Statewide Communities Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,500	5.250%, 7/01/24	7/15 at 100.00	BBB	1,531,620
10,000	5.000%, 7/01/39	7/15 at 100.00	BBB	9,410,700
3,140	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	3,370,539

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,355	California Statewide Communities Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	$1,501,950
1,621	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.382%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,984,234
12,125	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	14,034,688
4,565	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.374%, 11/15/46 (IF)	11/16 at 100.00	AA–	5,457,184
3,475	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	3,194,429
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	1,006,380
3,100	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,531,706
	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010:
1,195	5.500%, 3/15/36	3/15 at 100.00	A+	1,219,928
3,410	5.375%, 3/15/36	3/20 at 100.00	A+	3,540,637
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	3/12 at 100.00	A3	6,206,882
1,770	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40	12/21 at 100.00	AA	2,112,725
5,885	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	6,325,316
5,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	5,965,126
9,655	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	9,173,409
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	4,002,838
1,500	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	1,705,545
98,396	Total Health Care			103,453,742
	Housing/Multifamily – 2.8% (1.9% of Total Investments)
2,090	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,159,890
1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39	11/14 at 100.00	N/R	1,005,350
4,625	Montclair Redevelopment Agency, California, Revenue Bonds, Monterey Manor Mobile Home Estates Project, Series 2000, 6.400%, 12/15/30	6/12 at 101.00	N/R	4,654,600
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects, Series 2012:
275	5.125%, 8/15/32, (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	272,250
525	5.500%, 8/15/47, (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	519,750
1,500	7.250%, 8/15/47, (WI/DD, Settling 3/13/12)	8/22 at 100.00	N/R	1,500,000
10,015	Total Housing/Multifamily			10,111,840
	Housing/Single Family – 3.0% (2.1% of Total Investments)
8,590	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B, 5.200%, 12/01/32 (Alternative Minimum Tax)	12/16 at 100.00	AA	8,904,136
1,590	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	BBB	1,531,265

Nuveen Investments	57

Nuveen California Select Quality Municipal Fund, Inc. (continued)
NVC	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$365	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	$365,248
10,545	Total Housing/Single Family			10,800,649
	Industrials – 1.3% (0.9% of Total Investments)
4,055	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB	4,581,826
	Long-Term Care – 0.1% (0.1% of Total Investments)
460	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.250%, 12/01/27	12/17 at 100.00	Baa1	466,573
	Tax Obligation/General – 28.3% (19.6% of Total Investments)
5,000	California State, General Obligation Bonds, Series 2003, 5.250%, 2/01/22	8/13 at 100.00	A1	5,306,500
	California State, General Obligation Bonds, Various Purpose Series 2009:
3,500	5.500%, 11/01/39	11/19 at 100.00	A1	3,896,270
15,000	6.000%, 11/01/39	11/19 at 100.00	A1	17,530,650
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,000	6.000%, 3/01/33	3/20 at 100.00	A1	2,398,200
7,605	5.250%, 11/01/40	11/20 at 100.00	A1	8,298,348
	California State, General Obligation Bonds, Various Purpose Series 2011:
5,000	5.000%, 9/01/41	No Opt. Call	A1	5,345,200
12,000	5.000%, 10/01/41	10/21 at 100.00	A1	12,834,000
250	California, Various Purpose General Obligation Bonds, Series 2000, 5.625%, 5/01/22 – FGIC Insured	5/12 at 100.00	Aaa	250,935
3,850	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/30 – FGIC Insured	8/15 at 100.00	A1	4,060,711
2,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	1,905,480
1,030	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/25 – AGM Insured	10/14 at 100.00	AA–	1,128,499
	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2004:
1,470	5.250%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa3	1,593,774
1,040	5.250%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	1,127,568
4,000	Long Beach Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 5/01/30 – FGIC Insured	5/15 at 100.00	Aa2	4,269,960
	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C:
2,710	5.000%, 8/01/25 – AGM Insured (Pre-refunded 8/01/14) (UB)	8/14 at 102.00	Aa2	3,031,081
3,875	5.000%, 8/01/26 – AGM Insured (Pre-refunded 8/01/14) (UB)	8/14 at 102.00	Aa2	4,313,573
6,000	North Orange County Community College District, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa1	3,054,960
5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	5,688,500
585	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	646,671
3,245	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	3,687,586
16,150	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA–	5,581,763
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	6,969,742
122,170	Total Tax Obligation/General			102,919,971

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 30.2% (21.0% of Total Investments)
$3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured	10/13 at 100.00	N/R	$3,179,494
	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A:
4,000	5.500%, 6/01/21	6/14 at 100.00	A2	4,293,360
2,000	5.500%, 6/01/23	6/14 at 100.00	A2	2,139,820
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	2,271,180
4,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	5,710,500
730	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	749,330
1,360	Carlsbad, California, Limited Obligation Improvement Bonds, Assessment District 2002-01, Series 2005A, 5.150%, 9/02/29	9/12 at 100.00	N/R	1,360,870
1,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured	9/16 at 100.00	N/R	986,520
735	Community Development Commission of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	851,314
3,000	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AA–	3,095,730
1,115	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Series 2003, 5.000%, 9/01/33 – NPFG Insured	9/13 at 102.00	A–	1,122,649
1,530	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/12 at 100.00	A–	1,531,071
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2215-1:
1,355	13.481%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	1,373,157
1,940	13.481%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	1,965,996
1,785	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	A–	1,815,381
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,485,000
435	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Series 2003A, 5.000%, 9/01/20 – AMBAC Insured	9/13 at 100.00	A3	441,534
1,345	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,350,380
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	335,986
760	5.125%, 9/01/36	9/16 at 100.00	N/R	761,056
3,000	La Quinta Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2001, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 101.00	A+	3,066,000
4,315	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	4,366,780
8,175	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	8,465,540
1,895	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks Improvement Area A, Series 2004A, 5.900%, 9/01/27	9/14 at 100.00	N/R	1,920,014
275	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	312,172
2,580	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/18 – FGIC Insured	3/13 at 100.00	A–	2,676,234

Nuveen Investments	59

Nuveen California Select Quality Municipal Fund, Inc. (continued)
NVC	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,605	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/12 at 100.00	A2	$3,608,064
2,280	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 – AMBAC Insured	8/12 at 100.50	AA–	2,311,418
1,000	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera Ranch, Series 2004A, 5.500%, 8/15/24	8/12 at 101.00	N/R	1,014,730
5,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured	11/14 at 102.00	A	5,236,950
1,120	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006, 5.000%, 9/01/23 – NPFG Insured	9/16 at 100.00	A1	1,203,866
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
225	6.000%, 9/01/33	No Opt. Call	N/R	232,211
530	6.125%, 9/01/41	No Opt. Call	N/R	546,748
2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	6/12 at 102.00	N/R	2,021,560
4,930	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB	5,114,776
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured	No Opt. Call	A+	4,875,063
890	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	960,266
635	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	626,789
160	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	177,197
65	Riverside Public Financing Authority, California, Revenue Bonds, Multiple Project Loans, Series 1991A, 8.000%, 2/01/18	8/12 at 100.00	N/R	65,847
820	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	837,392
130	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	146,697
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
130	7.000%, 8/01/33	2/21 at 100.00	BBB	148,022
165	7.000%, 8/01/41	2/21 at 100.00	BBB	185,727
2,200	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/12 at 100.00	AA+	2,207,898
875	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	895,974
1,250	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	8/13 at 100.00	BBB	1,192,213
1,215	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	1,219,532
2,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A	3,302,356
4,625	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/17 – NPFG Insured	6/13 at 100.00	A	4,834,466
220	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	234,274
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	9/15 at 100.00	BBB	6,428,465
2,175	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	2,260,347

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$385	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	$427,127
110,500	Total Tax Obligation/Limited			109,943,043
	Transportation – 5.7% (3.9% of Total Investments)
2,210	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	2,485,211
8,300	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/12 at 100.00	BBB	7,513,326
10,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	10,655,190
21,010	Total Transportation			20,653,727
	U.S. Guaranteed – 9.3% (6.5% of Total Investments) (5)
5,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	5,602,465
3,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	5/12 at 100.00	Aaa	3,455,730
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,239,700
4,000	Imperial Irrigation District, California, Certificates of Participation, Electric System Revenue Bonds, Series 2003, 5.250%, 11/01/23 (Pre-refunded 11/01/13) – AGM Insured	11/13 at 100.00	AA– (5)	4,330,840
3,750	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AAA	4,203,675
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+ (5)	2,884,280
1,200	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/19 (Pre-refunded 8/15/12) – AGM Insured	8/12 at 100.00	AA– (5)	1,228,344
3,665	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28A, 5.250%, 5/01/18 (Pre-refunded 5/01/12) – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+ (5)	3,693,807
1,365	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (5)	1,681,134
3,460	Southern California Public Power Authority, Revenue Bonds, Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	AA– (5)	3,680,748
30,940	Total U.S. Guaranteed			34,000,723
	Utilities – 10.2% (7.1% of Total Investments)
2,000	Anaheim Public Finance Authority, California, Revenue Refunding Bonds, Electric Generating System, Series 2002B, 5.250%, 10/01/18 – AGM Insured	10/12 at 100.00	AA–	2,053,040
1,810	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	A+	1,930,329
10,350	California Pollution Control Financing Authority, Revenue Bonds, San Diego Gas and Electric Company, Series 1991A, 6.800%, 6/01/15 (Alternative Minimum Tax)	No Opt. Call	Aa3	11,870,105
1,855	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A–	2,033,841
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA–	5,334,150
1,025	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, Series 2004A, 5.000%, 2/01/22 – AMBAC Insured	2/14 at 100.00	AA	1,102,859
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
4,000	5.000%, 9/01/26 – SYNCORA GTY Insured	9/15 at 100.00	N/R	4,059,000
1,260	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,253,083
2,800	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,773,316

Nuveen Investments	61

Nuveen California Select Quality Municipal Fund, Inc. (continued)
NVC	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$3,160	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/19 – AGM Insured	No Opt. Call	AA–	$3,222,661
1,305	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	No Opt. Call	AA–	1,500,317
34,565	Total Utilities			37,132,701
	Water and Sewer – 11.1% (7.7% of Total Investments)
1,185	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AA+	1,250,708
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	925,787
1,250	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A+	1,311,338
4,685	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39	1/21 at 100.00	AA	5,358,984
4,705	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008, 5.500%, 1/01/38	1/18 at 100.00	A–	5,039,902
1,510	Orange County Sanitation District, California, Certificates of Participation, Series 2007, Trust 3020, 17.362%, 2/01/35 (IF)	2/19 at 100.00	AAA	2,130,187
2,525	Sacramento County Sanitation District Financing Authority, California, Revenue Refunding Bonds, Series 2001, 5.500%, 12/01/20 – AMBAC Insured	No Opt. Call	AA	3,289,292
11,320	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/25	5/20 at 100.00	Aa3	13,737,273
	San Francisco City and County Public Utilities Commission, California, Clean Water Revenue Refunding Bonds, Series 2003A:
2,120	5.250%, 10/01/19 – NPFG Insured	4/13 at 100.00	AA–	2,218,389
2,960	5.250%, 10/01/20 – NPFG Insured	4/13 at 100.00	AA–	3,097,372
2,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA–	2,171,758
35,150	Total Water and Sewer			40,530,990
$533,068	Total Investments (cost $485,074,619) – 144.0%			523,931,404
	Floating Rate Obligations – (4.8)%			(17,560,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.7)% (6)			(158,900,000)
	Other Assets Less Liabilities – 4.5%			16,361,657
	Net Assets Applicable to Common Shares – 100%			$363,833,061

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

62	Nuveen Investments

Nuveen California Quality Income Municipal Fund, Inc.
NUC	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.4% (3.6% of Total Investments)
$5,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	6/12 at 100.00	Baa1	$4,934,950
840	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	810,004
3,935	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	6/12 at 100.00	Baa1	3,709,013
7,200	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/12 at 100.00	B2	6,987,384
1,230	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B–	944,800
2,165	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB–	1,511,668
20,370	Total Consumer Staples			18,897,819
	Education and Civic Organizations – 7.9% (5.2% of Total Investments)
280	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	285,930
1,935	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 18.293%, 10/01/38 (IF) (4)	10/18 at 100.00	Aa1	2,768,463
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
195	5.000%, 11/01/21	11/15 at 100.00	A2	209,709
260	5.000%, 11/01/25	11/15 at 100.00	A2	275,972
2,450	5.000%, 11/01/30	11/15 at 100.00	A2	2,557,016
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	Baa2	2,717,825
4,640	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.214%, 3/01/33 (IF)	3/18 at 100.00	Aa2	5,338,598
4,000	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured	9/12 at 100.00	A2	4,012,120
1,225	California State Public Works Board, Revenue Bonds, University of California – Davis Medical Center, Series 2004II-A, 5.000%, 11/01/23 – NPFG Insured	11/14 at 100.00	Aa2	1,343,127
330	California State University, Systemwide Revenue Bonds, Series 2002A, 5.000%, 11/01/20 – AMBAC Insured	11/12 at 100.00	Aa2	338,326
785	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	824,077
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	1,375,582
3,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	3,014,310
2,500	University of California, General Revenue Bonds, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	2,603,750
25,400	Total Education and Civic Organizations			27,664,805
	Health Care – 31.1% (20.6% of Total Investments)
1,750	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21	4/12 at 100.00	A–	1,754,953
1,380	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A2	1,440,085

Nuveen Investments	63

Nuveen California Quality Income Municipal Fund, Inc. (continued)
NUC	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,000	California Health Facilities Financing Authority, Revenue Bonds, St. Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	$3,325,830
14,550	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	15,261,204
1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	1,568,025
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
4,200	5.250%, 2/01/27	2/17 at 100.00	BBB	4,294,752
2,855	5.250%, 2/01/46	2/17 at 100.00	BBB	2,836,500
195	California Statewide Communities Development Authority, Certificates of Participation, Cedars-Sinai Medical Center, Series 1992, 6.500%, 8/01/12	No Opt. Call	A2	198,377
	California Statewide Communities Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,425	5.250%, 7/01/24	7/15 at 100.00	BBB	3,497,199
1,500	5.250%, 7/01/30	7/15 at 100.00	BBB	1,504,440
8,045	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	8,326,495
3,015	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	3,236,361
1,571	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.382%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,923,030
17,470	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured (UB)	8/17 at 100.00	AA–	17,986,413
5,500	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	6,366,250
3,400	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	3,125,484
	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A:
3,000	5.000%, 12/01/22	12/15 at 100.00	BBB	3,035,580
1,000	5.000%, 12/01/23	12/15 at 100.00	BBB	1,006,380
3,025	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,446,262
2,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	2,076,620
4,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	4,200,160
1,675	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40	12/21 at 100.00	AA	1,999,330
7,835	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	8,058,062
3,500	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	3,946,460
4,275	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	4,860,803
103,666	Total Health Care			109,275,055

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.2% (1.5% of Total Investments)
$2,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$2,128,886
1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39	11/14 at 100.00	N/R	1,005,350
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects, Series 2012:
640	5.500%, 8/15/47, (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	633,600
1,480	7.250%, 8/15/47, (WI/DD, Settling 3/13/12)	8/22 at 100.00	N/R	1,480,000
1,980	Oceanside, California, Mobile Home Park Revenue Bonds, Laguna Vista Mobile Estates Acquisition Project, Series 1998, 5.800%, 3/01/28	9/12 at 100.00	N/R	1,980,297
580	Yolo County Housing Authority, California, Revenue Refunding Bonds, Russell Park Apartments, Series 1992A, 7.000%, 11/01/14	5/12 at 100.00	A2	582,593
7,740	Total Housing/Multifamily			7,810,726
	Housing/Single Family – 6.8% (4.5% of Total Investments)
5,000	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B, 5.150%, 12/01/27 (Alternative Minimum Tax)	12/16 at 100.00	AA	5,247,800
1,390	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	BBB	1,338,653
350	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	350,238
17,700	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006M, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	BBB	16,909,164
24,440	Total Housing/Single Family			23,845,855
	Tax Obligation/General – 19.2% (12.7% of Total Investments)
10,000	Alvord Unified School District, Riverside County, California, General Obligation Bonds, 2007 Election Series 2011B, 0.000%, 8/01/41 – AGM Insured	No Opt. Call	AA–	1,985,500
16,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	18,699,360
4,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	4,796,400
80	California, General Obligation Bonds, Series 2000, 5.500%, 6/01/25	5/12 at 100.00	A1	80,280
3,610	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	Aa2	3,901,508
2,645	Long Beach Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 5/01/30 – FGIC Insured	5/15 at 100.00	Aa2	2,823,511
565	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	624,562
1,500	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured	7/15 at 100.00	Aa3	1,650,225
6,760	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2003E, 5.250%, 7/01/21 – AGM Insured	7/13 at 101.00	Aa2	7,237,526
515	San Joaquin Delta Community College District, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 – AGM Insured	8/15 at 100.00	Aa2	547,301
6,865	San Ramon Valley Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2003, 5.000%, 8/01/23 – AGM Insured	8/13 at 100.00	Aa1	7,289,875
2,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	2,272,780
41,725	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	13,941,157
1,400	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,537,480
97,665	Total Tax Obligation/General			67,387,465

Nuveen Investments	65

Nuveen California Quality Income Municipal Fund, Inc. (continued)
NUC	Portfolio of Investments February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 34.5% (22.9% of Total Investments)
$1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	N/R	$1,162,323
1,200	Burbank Public Financing Authority, California, Revenue Bonds, West Olive Redevelopment Project, Series 2002, 5.125%, 12/01/22 – AMBAC Insured	12/12 at 100.00	BBB+	1,205,424
3,070	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.250%, 12/01/16 – AMBAC Insured	12/12 at 100.00	A2	3,146,781
2,030	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002C, 5.250%, 3/01/21 – AMBAC Insured	3/21 at 100.00	A2	2,035,501
5,115	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/20	6/14 at 100.00	A2	5,490,134
3,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	4,144,904
690	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	708,271
3,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured	9/16 at 100.00	N/R	2,959,560
	Commerce Community Development Commission, California, Tax Allocation Refunding Bonds, Merged Area Development Projects 2 and 3, Series 1998A:
1,000	5.650%, 8/01/18	8/12 at 100.00	N/R	1,000,760
2,765	5.700%, 8/01/28	8/12 at 100.00	N/R	2,663,884
735	Community Development Commission of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	851,314
1,250	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AA–	1,289,888
3,065	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 98-1, Series 2003, 5.500%, 9/01/33 – NPFG Insured	9/13 at 100.00	BBB	3,086,945
1,085	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	9/12 at 101.00	A–	1,089,438
5	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Series 2003, 5.000%, 9/01/33 – NPFG Insured	9/13 at 102.00	A–	5,034
1,490	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/12 at 100.00	A–	1,491,043
1,000	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	3/12 at 100.00	N/R	1,004,030
8,435	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA–	8,504,926
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 2215:
1,320	13.481%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	1,337,688
1,885	13.481%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	1,910,259
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
115	5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	115,460
1,225	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	1,220,492
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
320	5.000%, 9/01/26	9/16 at 100.00	N/R	325,805
735	5.125%, 9/01/36	9/16 at 100.00	N/R	736,022

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,245	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	$3,283,940
1,350	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L, 5.100%, 3/01/19	3/13 at 100.00	BBB–	1,359,720
4,850	Los Angeles County Metropolitan Transportation Authority, California, Proposition A First Tier Senior Sales Tax Revenue Bonds, Series 2003A, 5.000%, 7/01/16 – AGM Insured	7/13 at 100.00	AAA	5,161,467
275	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	312,172
15,300	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	BBB	19,025,703
2,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured	11/14 at 102.00	A	2,094,780
1,170	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006, 5.000%, 9/01/24 – NPFG Insured	9/16 at 100.00	A1	1,250,367
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
255	6.000%, 9/01/33	No Opt. Call	N/R	263,173
555	6.125%, 9/01/41	No Opt. Call	N/R	572,538
2,240	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB	2,323,955
885	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	954,871
	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
1,500	5.000%, 9/01/17 – NPFG Insured	9/13 at 100.00	A	1,544,850
1,500	5.000%, 9/01/20 – NPFG Insured	9/13 at 100.00	A	1,527,465
600	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	592,242
4,320	Richmond Joint Powers Financing Authority, California, Tax Allocation Bonds, Series 2003A, 5.250%, 9/01/22 – NPFG Insured	9/13 at 100.00	A	4,381,387
160	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	177,197
3,375	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,687,863
	Rohnert Park Community Development Commission, California, Redevelopment Project Tax Allocation Bonds, Series 2007R:
585	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	BBB	653,527
1,415	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A–	1,386,021
745	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	760,801
8,625	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, 300 Richards Boulevard Building Acquisition, Series 2006C, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	Aa3	8,838,728
130	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	146,697
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
130	7.000%, 8/01/33	2/21 at 100.00	BBB	148,022
160	7.000%, 8/01/41	2/21 at 100.00	BBB	180,099
2,500	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/12 at 100.00	AA+	2,508,975
875	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	895,974

Nuveen Investments	67

Nuveen California Quality Income Municipal Fund, Inc. (continued)
NUC	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,250	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	8/13 at 100.00	BBB	$1,192,213
1,195	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	1,199,457
2,770	Santa Ana Community Redevelopment Agency, Orange County, California, Tax Allocation Refunding Bonds, South Main Street Redevelopment, Series 2003B, 5.000%, 9/01/19 – FGIC Insured	9/13 at 100.00	A	2,821,107
215	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	228,949
1,310	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,527,945
2,090	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	2,172,012
375	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	418,196
114,790	Total Tax Obligation/Limited			121,078,299
	Transportation – 5.4% (3.6% of Total Investments)
3,950	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	4,441,894
970	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.491%, 10/01/32 (IF)	4/18 at 100.00	AA	1,262,901
11,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	11,162,580
2,000	Orange County Transportation Authority, California, Toll Road Revenue Bonds, 91 Express Lanes Project, Series 2003A, 5.000%, 8/15/20 – AMBAC Insured	8/13 at 100.00	A1	2,101,640
17,920	Total Transportation			18,969,015
	U.S. Guaranteed – 26.3% (17.4% of Total Investments) (5)
1,900	Azusa Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2002, 5.375%, 7/01/20 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA– (5)	1,933,858
4,610	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Funding Corporation, Series 2002B, 5.500%, 6/01/30 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R (5)	4,673,341
1,250	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	1,273,288
8,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	5/12 at 100.00	Aaa	9,215,280
6,070	California State University, Systemwide Revenue Bonds, Series 2002A, 5.000%, 11/01/20 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	Aa2 (5)	6,264,240
2,500	California State, General Obligation Bonds, Series 2004, 5.125%, 2/01/27 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (5)	2,734,675
1,515	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 101.00	AA– (5)	1,650,517
1,110	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	1,233,021
4,440	Coast Community College District, Orange County, California, General Obligation Refunding Bonds, Series 2003A, 5.000%, 8/01/22 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa2 (5)	4,739,567
1,615	Compton Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.375%, 9/01/19 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	A2 (5)	1,739,678
12,805	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	17,587,027
3,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R (5)	3,352,020

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Goleta Water District, California, Certificates of Participation Revenue Bonds, Series 2003:
$520	5.250%, 12/01/20 (Pre-refunded 12/01/13)	12/13 at 100.00	BBB (5)	$565,110
745	5.250%, 12/01/21 (Pre-refunded 12/01/13)	12/13 at 100.00	BBB (5)	809,629
1,170	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003F, 5.000%, 7/01/17 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	Aa2 (5)	1,244,646
2,375	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	AA– (5)	2,661,021
2,685	Sacramento County, California, Airport System Revenue Bonds, Series 2002A, 5.250%, 7/01/21 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA– (5)	2,731,692
665	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/21 (Pre-refunded 8/15/12) – AGM Insured	8/12 at 100.00	AA– (5)	680,707
7,005	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1989A, 7.750%, 11/01/14 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	7,671,176
	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28A:
1,480	5.250%, 5/01/17 (Pre-refunded 5/01/12) – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+ (5)	1,491,633
3,865	5.250%, 5/01/19 (Pre-refunded 5/01/12) – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+ (5)	3,895,379
3,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28B, 5.250%, 5/01/22 (Pre-refunded 5/01/12) – NPFG Insured	5/12 at 100.00	A+ (5)	3,023,580
5,375	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2002A, 5.000%, 11/01/19 (Pre-refunded 11/01/12) – NPFG Insured	11/12 at 100.00	AA– (5)	5,550,386
1,390	South Pasadena Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 8/01/22 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AA (5)	1,481,712
4,000	Southern California Public Power Authority, Revenue Bonds, Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	AA– (5)	4,255,200
83,090	Total U.S. Guaranteed			92,458,383
	Utilities – 3.9% (2.6% of Total Investments)
3,695	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A–	3,788,447
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA–	533,415
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
1,235	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,228,220
1,500	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,485,705
5,000	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	5,023,600
1,745	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/21 – AGM Insured	No Opt. Call	AA–	1,779,603
13,675	Total Utilities			13,838,990
	Water and Sewer – 8.1% (5.4% of Total Investments)
5,525	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured	10/13 at 101.00	AA–	5,914,347
1,600	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Tender Option Bond Trust 3220, 14.628%, 7/01/28 (IF)	7/18 at 100.00	AA	2,280,288
	Goleta Water District, California, Certificates of Participation Revenue Bonds, Series 2003:
480	5.250%, 12/01/20	12/13 at 100.00	A	510,907
695	5.250%, 12/01/21	12/13 at 100.00	A	737,749
1,205	5.250%, 12/01/22 – NPFG Insured	12/13 at 100.00	A	1,289,543
850	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	884,179

Nuveen Investments	69

Nuveen California Quality Income Municipal Fund, Inc. (continued)
NUC	Portfolio of Investments
February 29, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,250	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A+	$1,311,338
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 18.162%, 7/01/35 (IF) (4)	7/19 at 100.00	AAA	1,010,280
9,370	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/27	5/20 at 100.00	Aa3	11,170,446
	Turlock Public Finance Authority, California, Sewerage Revenue Bonds, Series 2003A:
1,565	5.000%, 9/15/19 – FGIC Insured	9/13 at 100.00	AA	1,656,691
1,650	5.000%, 9/15/20 – FGIC Insured	9/13 at 100.00	AA	1,744,048
24,860	Total Water and Sewer			28,509,816
$533,616	Total Investments (cost $486,842,160) – 150.8%			529,736,228
	Floating Rate Obligations – (7.7)%			(27,005,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.0)% (6)			(158,100,000)
	Other Assets Less Liabilities – 1.9%			6,745,802
	Net Assets Applicable to Common Shares – 100%			$351,377,030

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.8%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

70	Nuveen Investments

Statement of
Assets & Liabilities
February 29, 2012

	California Value (NCA	)	California Value 2 (NCB	)	California Performance Plus (NCP	)	California Opportunity (NCO	)
Assets
Investments, at value (cost $240,061,374, $46,741,664, $269,035,881 and $165,495,507, respectively)	$257,775,800		$54,882,314		$284,550,483		$178,871,740
Cash	678,920		514,463		275,661		842,718
Receivables:
Interest	2,755,788		676,227		4,040,646		2,116,760
Investments sold	—		—		1,195,340		2,221,236
Deferred offering costs	—		—		585,419		868,478
Other assets	21,187		649		91,715		44,713
Total assets	261,231,695		56,073,653		290,739,264		184,965,645
Liabilities
Floating rate obligations	4,490,000		—		7,680,000		4,285,000
Unrealized depreciation on forward swaps	—		734,293		—		—
Payables:
Common share dividends	900,985		184,701		926,659		598,952
Investments purchased	1,049,400		319,300		1,148,400		2,840,494
Offering costs	—		—		117,146		177,672
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		—		81,000,000		49,800,000
Accrued expenses:
Management fees	111,184		27,528		144,412		91,493
Other	117,569		36,099		113,641		60,171
Total liabilities	6,669,138		1,301,921		91,130,258		57,853,782
Net assets applicable to Common shares	$254,562,557		$54,771,732		$199,609,006		$127,111,863
Common shares outstanding	25,253,681		3,287,900		12,953,236		8,145,431
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$10.08		$16.66		$15.41		$15.61

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$252,537		$32,879		$129,532		$81,454
Paid-in surplus	237,720,228		46,967,862		181,272,568		113,620,465
Undistributed (Over-distribution of) net investment income	1,463,192		320,997		3,933,426		2,020,626
Accumulated net realized gain (loss)	(2,587,826)		43,637		(1,241,122)		(1,986,915)
Net unrealized appreciation (depreciation)	17,714,426		7,406,357		15,514,602		13,376,233
Net assets applicable to Common shares	$254,562,557		$54,771,732		$199,609,006		$127,111,863
Authorized shares:
Common	250,000,000		Unlimited		200,000,000		200,000,000
Auction Rate Preferred (ARPS)	N/A		N/A		1,000,000		1,000,000
VRDP	—		—		50,000		50,000
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of
Assets & Liabilities (continued)

February 29, 2012

	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Assets
Investments, at value (cost $292,517,636, $485,074,619 and $486,842,160, respectively)	$309,628,118		$523,931,404		$529,736,228
Cash	4,139,684		903,767		2,807,457
Receivables:
Interest	4,464,816		7,498,727		7,221,745
Investments sold	1,323,100		11,558,330		70,000
Deferred offering costs	623,809		794,399		792,500
Other assets	103,191		166,426		164,181
Total assets	320,282,718		544,853,053		540,792,111
Liabilities
Floating rate obligations	14,230,000		17,560,000		27,005,000
Unrealized depreciation on forward swaps	—		—		—
Payables:
Common share dividends	1,017,563		1,814,664		1,756,881
Investments purchased	1,242,450		2,292,000		2,113,600
Offering costs	97,804		1,821		4,186
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	95,600,000		158,900,000		158,100,000
Accrued expenses:
Management fees	155,376		263,894		257,580
Other	124,354		187,613		177,834
Total liabilities	112,467,547		181,019,992		189,415,081
Net assets applicable to Common shares	$207,815,171		$363,833,061		$351,377,030
Common shares outstanding	13,589,107		23,179,240		22,033,398
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.29		$15.70		$15.95
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$135,891		$231,792		$220,334
Paid-in surplus	189,987,804		323,712,733		307,416,688
Undistributed (Over-distribution of) net investment income	3,877,813		6,087,003		6,462,195
Accumulated net realized gain (loss)	(3,296,819)		(5,055,252)		(5,616,255)
Net unrealized appreciation (depreciation)	17,110,482		38,856,785		42,894,068
Net assets applicable to Common shares	$207,815,171		$363,833,061		$351,377,030
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Auction Rate Preferred (ARPS)	1,000,000		1,000,000		1,000,000
VRDP	50,000		50,000		50,000

See accompanying notes to financial statements.

72	Nuveen Investments

Statement of
Operations
Year Ended February 29, 2012

	California Value (NCA )	California Value 2 (NCB )	California Performance Plus (NCP )	California Opportunity (NCO )
Investment Income	$13,576,030	$3,173,843	$15,232,625	$9,801,903
Expenses
Management fees	1,347,285	331,175	1,735,061	1,087,213
Shareholders’ servicing agent fees and expenses	26,284	245	15,182	9,068
Interest expense and amortization of offering costs	24,205	—	331,847	212,704
Fees on VRDP Shares	—	—	711,401	566,297
Custodian’s fees and expenses	43,613	12,465	46,365	29,796
Directors’/Trustees’ fees and expenses	6,939	1,607	7,873	4,963
Professional fees	25,216	27,344	24,471	26,466
Shareholders’ reports - printing and mailing expenses	51,896	13,714	34,375	35,881
Stock exchange listing fees	8,911	440	8,911	8,911
Investor relations expense	22,131	4,200	17,309	11,340
Other expenses	8,867	5,577	32,266	32,671
Total expenses before custodian fee credit	1,565,347	396,767	2,965,061	2,025,310
Custodian fee credit	(549)	(149)	(890)	(840)
Net expenses	1,564,798	396,618	2,964,171	2,024,470
Net investment income (loss)	12,011,232	2,777,225	12,268,454	7,777,433
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(384,295)	78,340	(72,956)	(1,160,190)
Forward swaps	—	—	—	(181,029)
Change in net unrealized appreciation (depreciation) of:
Investments	25,578,700	6,344,258	30,885,709	24,427,814
Forward swaps	—	(663,331)	—	8,281
Net realized and unrealized gain (loss)	25,194,405	5,759,267	30,812,753	23,094,876
Net increase (decrease) in net assets applicable to Common Shares from operations	$37,205,637	$8,536,492	$43,081,207	$30,872,309

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of
Operations (continued)

Year Ended February 29, 2012

	California Investment Quality (NQC	)	California Select Quality (NVC )	California Quality Income (NUC )
Investment Income	$16,264,649		$28,599,697	$28,307,337
Expenses
Management fees	1,877,575		3,163,022	3,112,645
Shareholders’ servicing agent fees and expenses	13,617		18,660	17,185
Interest expense and amortization of offering costs	408,735		634,418	734,340
Fees on VRDP Shares	839,628		1,395,576	1,388,549
Custodian’s fees and expenses	52,897		82,360	82,003
Directors’/Trustees’ fees and expenses	8,558		14,461	14,253
Professional fees	24,504		21,946	22,180
Shareholders’ reports - printing and mailing expenses	36,229		31,350	75,556
Stock exchange listing fees	8,911		8,911	8,911
Investor relations expense	18,896		30,089	30,329
Other expenses	31,902		—	34,874
Total expenses before custodian fee credit	3,321,452		5,400,793	5,520,825
Custodian fee credit	(1,143)		(1,742)	(627)
Net expenses	3,320,309		5,399,051	5,520,198
Net investment income (loss)	12,944,340		23,200,646	22,787,139
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	168,328		(2,404,426)	(606,380)
Forward swaps	—		—	—
Change in net unrealized appreciation (depreciation) of:
Investments	30,176,191		62,856,798	51,578,780
Forward swaps	—		—	—
Net realized and unrealized gain (loss)	30,344,519		60,452,372	50,972,400
Net increase (decrease) in net assets applicable to Common Shares from operations	$43,288,859		$83,653,018	$73,759,539

See accompanying notes to financial statements.

74	Nuveen Investments

Statement of
Changes in Net Assets

	California Value (NCA)		California Value 2 (NCB)		California Performance Plus (NCP)
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11
Operations
Net investment income (loss)	$12,011,232	$11,823,750	$2,777,225	$2,760,009	$12,268,454	$12,913,949
Net realized gain (loss) from: Investments	(384,295)	2,601,292	78,340	65,866	(72,956)	1,262,011
Forward swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	25,578,700	(14,488,520)	6,344,258	(2,758,992)	30,885,709	(15,695,477)
Forward swaps	—	—	(663,331)	(70,962)	—	—
Distributions to Auction Rate
Preferred Shareholders from net investment income	N/A	N/A	N/A	N/A	—	(296,506)
Net increase (decrease) in net assets applicable to Common shares from operations	37,205,637	(63,478)	8,536,492	(4,079)	43,081,207	(1,816,023)
Distributions to Common Shareholders
From net investment income	(11,591,440)	(11,586,390)	(2,623,744)	(2,697,722)	(12,306,148)	(11,643,699)
From accumulated net realized gains	—	—	(76,937)	(23,673)	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(11,591,440)	(11,586,390)	(2,700,681)	(2,721,395)	(12,306,148)	(11,643,699)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	233,843	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	—	233,843	—
Net increase (decrease) in net assets applicable to Common shares	25,614,197	(11,649,868)	5,835,811	(2,725,474)	31,008,902	(13,459,722)
Net assets applicable to Common shares at the beginning of period	228,948,360	240,598,228	48,935,921	51,661,395	168,600,104	182,059,826
Net assets applicable to Common shares at the end of period	$254,562,557	$228,948,360	$54,771,732	$48,935,921	$199,609,006	$168,600,104
Undistributed (Over-distribution of) net investment income at the end of period	$1,463,192	$1,071,215	$320,997	$167,557	$3,933,426	$3,981,392
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of
Changes in Net Assets (continued)

	California Opportunity (NCO)		California Investment Quality (NQC)		California Select Quality (NVC)
	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11	Year Ended 2/29/12	Year Ended 2/28/11
Operations
Net investment income (loss)	$7,777,433	$7,720,806	$12,944,340	$13,654,206	$23,200,646	$23,572,677
Net realized gain (loss) from:
Investments	(1,160,190)	499,996	168,328	848,132	(2,404,426)	(839,537)
Forward swaps	(181,029)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	24,427,814	(11,772,963)	30,176,191	(15,218,308)	62,856,798	(27,451,914)
Forward swaps	8,281	(8,281)	—	—	—	—
Distributions to Auction Rate
Preferred Shareholders from net investment income	—	(29,284)	—	(348,436)	—	(429,405)
Net increase (decrease) in net assets applicable to Common shares from operations	30,872,309	(3,589,726)	43,288,859	(1,064,406)	83,653,018	(5,148,179)
Distributions to Common Shareholders
From net investment income	(7,720,394)	(7,548,884)	(13,079,292)	(12,344,432)	(23,196,324)	(22,317,187)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(7,720,394)	(7,548,884)	(13,079,292)	(12,344,432)	(23,196,324)	(22,317,187)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	29,879	—	131,300	—	828,467	469,508
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	29,879	—	131,300	—	828,467	469,508
Net increase (decrease) in net assets applicable to Common shares	23,181,794	(11,138,610)	30,340,867	(13,408,838)	61,285,161	(26,995,858)
Net assets applicable to Common shares at the beginning of period	103,930,069	115,068,679	177,474,304	190,883,142	302,547,900	329,543,758
Net assets applicable to Common shares at the end of period	$127,111,863	$103,930,069	$207,815,171	$177,474,304	$363,833,061	$302,547,900
Undistributed (Over-distribution of) net investment income at the end of period	$2,020,626	$1,943,611	$3,877,813	$4,007,554	$6,087,003	$6,084,479

See accompanying notes to financial statements.

76	Nuveen Investments

	California
	Quality Income (NUC)
	Year	Year
	Ended	Ended
	2/29/12	2/28/11
Operations
Net investment income (loss)	$22,787,139	$22,813,808
Net realized gain (loss) from:
Investments	(606,380)	631,948
Forward swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	51,578,780	(23,075,034)
Forward swaps	—	—
Distributions to Auction Rate
Preferred Shareholders from net investment income	—	(353,064)
Net increase (decrease) in net assets applicable to Common shares from operations	73,759,539	17,658
Distributions to Common Shareholders
From net investment income	(22,452,537)	(21,311,683)
From accumulated net realized gains	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(22,452,537)	(21,311,683)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	461,527	341,069
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	461,527	341,069
Net increase (decrease) in net assets applicable to Common shares	51,768,529	(20,952,956)
Net assets applicable to Common shares at the beginning of period	299,608,501	320,561,457
Net assets applicable to Common shares at the end of period	$351,377,030	$299,608,501
Undistributed (Over-distribution of) net investment income at the end of period	$6,462,195	$6,110,943

See accompanying notes to financial statements.

Nuveen Investments	77

Statement of
Cash Flows
Year Ended February 29, 2012

	California	California	California
	Performance Plus	Opportunity	Investment Quality
	(NCP )	(NCO )	(NQC )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$43,081,207	$30,872,309	$43,288,859
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(27,547,530)	(19,178,089)	(33,864,852)
Proceeds from sales and maturities of investments	31,191,230	19,598,275	38,430,174
Proceeds from (Payments for) forward swap contracts, net	—	(181,029)	—
Amortization (Accretion) of premiums and discounts, net	(365,598)	(839,234)	(700,314)
(Increase) Decrease in:
Receivable for interest	405,530	168,826	315,282
Receivable for investments sold	(219,294)	(2,221,236)	(288,906)
Other assets	(8,298)	613	(8,491)
Increase (Decrease) in:
Payable for investments purchased	(47,752)	2,840,494	(23,478)
Accrued management fees	18,484	13,521	18,683
Accrued other expenses	14,537	17,380	23,086
Net realized (gain) loss from:
Investments	72,956	1,160,190	(168,328)
Forward swaps	—	181,029	—
Net unrealized (appreciation) depreciation of:
Investments	(30,885,709)	(24,427,814)	(30,176,191)
Forward swaps	—	(8,281)	—
Taxes paid on undistributed capital gains	(2,176)	(539)	(2,030)
Net cash provided by (used in) operating activities	15,707,587	7,996,415	16,843,494
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	20,401	31,077	21,737
Increase (Decrease) in:
Cash overdraft	(792,474)	—	—
Floating rate obligations	(2,455,000)	—	—
Payable for offering costs	(209,363)	(186,914)	(224,574)
Cash distributions paid to Common shareholders	(11,995,490)	(7,673,081)	(12,862,396)
Net cash provided by (used in) financing activities	(15,431,926)	(7,828,918)	(13,065,233)
Net Increase (Decrease) in Cash	275,661	167,497	3,778,261
Cash at the beginning of period	—	675,221	361,423
Cash at the End of Period	$275,661	$842,718	$4,139,684
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:
	California	California	California
	Performance Plus	Opportunity	Investment Quality
	(NCP )	(NCO )	(NQC )
	$233,843	$29,879	$131,300

	California	California	California
	Performance Plus	Opportunity	Investment Quality
	(NCP )	(NCO )	(NQC )
Cash paid for interest (excluding amortization of offering costs)	$311,446	$181,627	$386,998

See accompanying notes to financial statements.

78	Nuveen Investments

	California	California
	Select Quality	Quality Income
	(NVC )	(NUC )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$83,653,018	$73,759,539
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(79,434,018)	(53,216,935)
Proceeds from sales and maturities of investments	92,833,886	55,033,001
Proceeds from (Payments for) forward swap contracts, net	—	—
Amortization (Accretion) of premiums and discounts, net	(1,556,378)	(556,213)
(Increase) Decrease in:
Receivable for interest	64,883	150,480
Receivable for investments sold	(4,670,989)	3,155,000
Other assets	(4,492)	(4,373)
Increase (Decrease) in:
Payable for investments purchased	(4,311,756)	2,113,600
Accrued management fees	35,363	31,235
Accrued other expenses	(58,542)	22,154
Net realized (gain) loss from:
Investments	2,404,426	606,380
Forward swaps	—	—
Net unrealized (appreciation) depreciation of:
Investments	(62,856,798)	(51,578,780)
Forward swaps	—	—
Taxes paid on undistributed capital gains	(1,980)	(1,040)
Net cash provided by (used in) operating activities	26,096,623	29,514,048
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	28,006	27,940
Increase (Decrease) in:
Cash overdraft	(2,713,253)	(1,188,553)
Floating rate obligations	—	(3,435,000)
Payable for offering costs	(263,450)	(259,167)
Cash distributions paid to Common shareholders	(22,244,159)	(21,851,811)
Net cash provided by (used in) financing activities	(25,192,856)	(26,706,591)
Net Increase (Decrease) in Cash	903,767	2,807,457
Cash at the beginning of period	—	—
Cash at the End of Period	$903,767	$2,807,457
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:
	California	California
	Select Quality	Quality Income
	(NVC )	(NUC )
	$828,467	$461,527

	California	California
	Select Quality	Quality Income
	(NVC )	(NUC )
Cash paid for interest (excluding amortization of offering costs)	$606,412	$706,400

See accompanying notes to financial statements.

Nuveen Investments	79

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

	Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Offering Costs	Ending Common Share Net Asset Value	Ending Market Value
California Value (NCA)
Year Ended 2/28–2/29:
2012	$9.07	$.48		$.99	$1.47	$(.46)	$—	$(.46)	$—	$—	$10.08	$10.13
2011	9.53	.47		(.47)	—	(.46)	—	(.46)	—	—	9.07	8.36
2010	8.87	.47		.65	1.12	(.46)	—	(.46)	—	—	9.53	9.00
2009(c)	9.70	.23		(.70)	(.47)	(.23)	(.13)	(.36)	—	—	8.87	8.39
Year Ended 8/31:
2008	9.87	.47		(.18)	.29	(.44)	(.02)	(.46)	—	—	9.70	9.63
2007	10.14	.45		(.23)	.22	(.46)	(.03)	(.49)	—	—	9.87	9.65

California Value 2 (NCB)
Year Ended 2/28–2/29:
2012	14.88	.84		1.76	2.60	(.80)	(.02)	(.82)	—	—	16.66	16.33
2011	15.71	.84		(.84)	—	(.82)	(.01)	(.83)	—	—	14.88	13.65
2010(d)	14.33	.65		1.40	2.05	(.62)	(.02)	(.64)	—	(.03)	15.71	14.61

*	Annualized.
(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

80	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(b)
Based on Market Value (a)	Based on Common Share Net Asset Value (a)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate

27.44%	16.58%	$254,563.65%			4.98%		8%
(2.32)	(.13)		228,948.65		4.92		14
12.83	12.85		240,598.68		5.03		6
(9.08)	(4.73)		223,949.72	*	5.30	*	12

4.70	2.94		244,985.69		4.71		22
4.74	2.11		249,022.65		4.49		8

26.50	17.97		54,772.77		5.41		4
(1.25)	(.17)		48,936.72		5.35		5
1.80	14.34		51,661.77	*	5.13	*	10

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)	For the six months ended February 28, 2009.
(d)	For the period April 28, 2009 (commencement of operations) through February 28, 2010.
(e)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, as follows:

California Value (NCA)
Year Ended 2/28–2/29:
2012	.01%
2011	.01
2010	.01
2009(c)	.02 *
Year Ended 8/31:
2008	.04
2007	.03

California Value 2 (NCB)
Year Ended 2/28–2/29:
2012	—%
2011	—
2010(d)	—

See accompanying notes to financial statements.

Nuveen Investments	81

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Performance Plus (NCP)
Year Ended 2/28–2/29:
2012	$13.03	$.95		$2.38	$—	$—	$3.33	$(.95)	$—	$(.95)	$—		$15.41	$15.74
2011	14.07	1.00		(1.12)	(.02)	—	(.14)	(.90)	—	(.90)	—		13.03	12.43
2010	12.63	1.02		1.26	(.03)	(.01)	2.24	(.80)	—	(.80)	—	**	14.07	12.59
2009(e)	14.19	.48		(1.45)	(.12)	(.03)	(1.12)	(.35)	(.09)	(.44)	—	**	12.63	10.87
Year Ended 8/31:
2008	14.77	.98		(.52)	(.25)	(.03)	.18	(.69)	(.07)	(.76)	—		14.19	12.70
2007	15.45	.96		(.60)	(.26)	(.02)	.08	(.71)	(.05)	(.76)	—		14.77	14.07

California Opportunity (NCO)
Year Ended 2/28–2/29:
2012	12.76	.95		2.85	—	—	3.80	(.95)	—	(.95)	—		15.61	15.83
2011	14.13	.95		(1.39)	— **	—	(.44)	(.93)	—	(.93)	—		12.76	12.42
2010	12.92	1.03		1.05	(.03)	—	2.05	(.84)	—	(.84)	—	**	14.13	12.94
2009(e)	14.32	.50		(1.36)	(.12)	(.02)	(1.00)	(.35)	(.05)	(.40)	—	**	12.92	10.77
Year Ended 8/31:
2008	14.90	1.01		(.52)	(.26)	(.03)	.20	(.71)	(.07)	(.78)	—		14.32	12.85
2007	15.67	.99		(.68)	(.28)	—	.03	(.80)	—	(.80)	—		14.90	14.36

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

82	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(f)	Net Investment Income (Loss	)	Portfolio Turnover Rate

35.63%	26.45%	$199,609	1.63%		6.73%		10%
5.61	(1.26)	168,600	1.31		7.11		15
23.76	18.20	182,060	1.25		7.58		3
(10.58)	(7.75)	163,623	1.40	*	7.72	*	6

(4.41)	1.23	183,943	1.33		6.73		11
3.21	.49	191,466	1.30		6.28		18

36.49	30.81	127,112	1.77		6.80		12
2.82	(3.51)	103,930	1.77		6.77		18
28.54	16.25	115,069	1.26		7.59		5
(12.83)	(6.85)	105,482	1.48	*	8.00	*	4

(5.15)	1.35	116,964	1.36		6.84		8
(1.62)	.07	121,728	1.31		6.37		10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended February 28, 2009.
(f)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

California Performance Plus (NCP)
Year Ended 2/28–2/29:
2012	.57%
2011	.17
2010	.03
2009(e)	.06	*
Year Ended 8/31:
2008	.07
2007	.08

California Opportunity (NCO)
Year Ended 2/28–2/29:
2012	.68%
2011	.69
2010	.04
2009(e)	.04	*
Year Ended 8/31:
2008	.08
2007	.05

See accompanying notes to financial statements.

Nuveen Investments	83

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Investment Quality (NQC)
Year Ended 2/28–2/29:
2012	$13.07	$.95		$2.23	$—	$—	$3.18	$(.96)	$—	$(.96)	$—		$15.29	$15.85
2011	14.06	1.01		(1.06)	(.03)	—	(.08)	(.91)	—	(.91)	—		13.07	12.41
2010	12.65	1.04		1.24	(.02)	(.02)	2.24	(.83)	—	(.83)	—		14.06	12.84
2009(e)	14.34	.49		(1.50)	(.11)	(.02)	(1.14)	(.36)	(.19)	(.55)	—		12.65	11.09
Year Ended 8/31:
2008	14.81	1.00		(.47)	(.27)	— **	.26	(.72)	(.01)	(.73)	—		14.34	13.08
2007	15.48	.97		(.59)	(.26)	(.02)	.10	(.70)	(.07)	(.77)	—		14.81	13.74

California Select Quality (NVC)
Year Ended 2/28–2/29:
2012	13.09	1.00		2.61	—	—	3.61	(1.00)	—	(1.00)	—		15.70	16.38
2011	14.27	1.02		(1.21)	(.02)	—	(.21)	(.97)	—	(.97)	—		13.09	12.65
2010	12.72	1.07		1.40	(.02)	(.02)	2.43	(.88)	—	(.88)	—	**	14.27	13.61
2009(e)	14.31	.50		(1.41)	(.11)	(.03)	(1.05)	(.36)	(.18)	(.54)	—	**	12.72	10.78
Year Ended 8/31:
2008	14.75	1.01		(.42)	(.26)	(.02)	.31	(.70)	(.05)	(.75)	—		14.31	12.88
2007	15.49	.98		(.64)	(.27)	(.01)	.06	(.75)	(.05)	(.80)	—		14.75	13.97

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

84	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(f)	Net Investment Income (Loss	)	Portfolio Turnover Rate

36.87%	25.20%	$207,815	1.74%		6.77%		11%
3.41	(.84)	177,474	1.36		7.15		16
23.89	18.21	190,883	1.29		7.72		11
(10.59)	(7.70)	171,836	1.47	*	7.87	*	6

.53	1.78	194,772	1.39		6.77		15
(1.03)	.57	201,067	1.34		6.32		12

38.89	28.60	363,833	1.64		7.03		16
(.41)	(1.82)	302,548	1.50		7.18		17
35.21	19.60	329,544	1.24		7.91		10
(11.80)	(7.09)	294,019	1.39	*	8.08	*	6

(2.52)	2.07	330,915	1.32		6.90		13
(3.40)	.29	341,102	1.28		6.36		16

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended February 28, 2009.
(f)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

California Investment Quality (NQC)
Year Ended 2/28–2/29:
2012	.65%
2011	.20
2010	.06
2009(e)	.17	*
Year Ended 8/31:
2008	.15
2007	.12

California Select Quality (NVC)
Year Ended 2/28–2/29:
2012	.62%
2011	.41
2010	.05
2009(e)	.11	*
Year Ended 8/31:
2008	.10
2007	.09

See accompanying notes to financial statements.

Nuveen Investments	85

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Quality Income (NUC)
Year Ended 2/28–2/29:
2012	$13.62	$1.03		$2.32	$—	$—	$3.35	$(1.02)	$—	$(1.02)	$—		$15.95	$16.84
2011	14.58	1.04		(1.01)	(.02)	—	.01	(.97)	—	(.97)	—		13.62	12.92
2010	13.29	1.10		1.13	(.03)	(.02)	2.18	(.89)	—	(.89)	—	**	14.58	13.64
2009(e)	14.73	.52		(1.28)	(.12)	(.03)	(.91)	(.37)	(.16)	(.53)	—	**	13.29	11.21
Year Ended 8/31:
2008	14.93	1.04		(.23)	(.29)	—	.52	(.72)	—	(.72)	—		14.73	13.08
2007	15.60	1.01		(.59)	(.28)	(.01)	.13	(.77)	(.03)	(.80)	—		14.93	14.08

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

86	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(f)	Net Investment Income (Loss	)	Portfolio Turnover Rate

39.70%	25.46%	$351,377	1.71%		7.05%		11%
1.41	(.17)	299,609	1.55		7.12		16
30.22	16.84	320,561	1.26		7.85		11
(9.94)	(5.94)	292,373	1.37	*	8.00	*	6

(2.12)	3.51	324,354	1.33		6.93		10
(2.92)	.74	328,756	1.28		6.51		16

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended February 28, 2009.
(f)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

California Quality Income (NUC)
Year Ended 2/28–2/29:
2012	.66%
2011	.44
2010	.06
2009(e)	.10	*
Year Ended 8/31:
2008	.10
2007	.08

See accompanying notes to financial statements.

Nuveen Investments	87

Financial
Highlights (continued)

	ARPS at the End of Period			VRDP Shares at the End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Liquidation	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share
California Performance Plus (NCP)
Year Ended 2/28–2/29:
2012	$—	$—	$—	$81,000	$100,000	$346,431
2011	—	—	—	81,000	100,000	308,148
2010	91,175	25,000	74,920	—	—	—
2009(e)	91,175	25,000	69,865	—	—	—
Year Ended 8/31:
2008	105,075	25,000	68,765	—	—	—
2007	106,000	25,000	70,157	—	—	—

California Opportunity (NCO)
Year Ended 2/28–2/29:
2012	—	—	—	49,800	100,000	355,245
2011	—	—	—	49,800	100,000	308,695
2010	48,775	25,000	83,979	—	—	—
2009(e)	58,900	25,000	69,771	—	—	—
Year Ended 8/31:
2008	68,000	25,000	68,002	—	—	—
2007	68,000	25,000	69,753	—	—	—

California Investment Quality (NQC)
Year Ended 2/28–2/29:
2012	—	—	—	95,600	100,000	317,380
2011	—	—	—	95,600	100,000	285,643
2010	94,925	25,000	75,272	—	—	—
2009(e)	94,925	25,000	70,256	—	—	—
Year Ended 8/31:
2008	108,650	25,000	69,816	—	—	—
2007	112,000	25,000	69,881	—	—	—

California Select Quality (NVC)
Year Ended 2/28–2/29:
2012	—	—	—	158,900	100,000	328,970
2011	—	—	—	158,900	100,000	290,401
2010	158,025	25,000	77,135	—	—	—
2009(e)	164,150	25,000	69,779	—	—	—
Year Ended 8/31:
2008	176,375	25,000	71,905	—	—	—
2007	192,000	25,000	69,414	—	—	—

88	Nuveen Investments

	ARPS at the End of Period			VRDP Shares at the End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Liquidation	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share
California Quality Income (NUC)
Year Ended 2/28–2/29:
2012	$—	$—	$—	$158,100	$100,000	$322,250
2011	—	—	—	158,100	100,000	289,506
2010	157,225	25,000	75,972	—	—	—
2009(e)	165,025	25,000	69,292	—	—	—
Year Ended 8/31:
2008	176,900	25,000	70,839	—	—	—
2007	185,000	25,000	69,427	—	—	—

(e)	For the six months ended February 28, 2009.

See accompanying notes to financial statements.

Nuveen Investments	89

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Municipal Value Fund 2 (NCB), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC) (each a “Fund” and collectively, the “Funds”). Common shares of California Value (NCA), California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) are traded on the New York Stock Exchange (“NYSE”) while Common shares of California Value 2 (NCB) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and forward interest rate swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (“the Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

90	Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2012, California Value (NCA), California Value 2 (NCB), California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) had outstanding when-issued/delayed delivery purchase commitments of $1,049,400, $319,300, $1,148,400, $1,648,350, $1,242,450, $2,292,000 and $2,113,600, respectively.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund, except California Value (NCA) and California Value 2 (NCB), is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of February 28, 2011, the Funds redeemed all of their outstanding ARPS, at liquidation value.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Series 1 Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) issued their VRDP Shares in a privately negotiated offering during December 2010, March 2010, December 2010, August 2010 and August 2010, respectively. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of February 29, 2012, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	California				California		California		California
	Performance		California		Investment		Select		Quality
	Plus		Opportunity		Quality		Quality		Income
	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)

Shares outstanding	810		498		956		1,589		1,581
Maturity	December 1, 2040		March 1, 2040		December 1, 2040		August 1, 2040		August 1, 2040

Nuveen Investments	91

Notes to
Financial Statements (continued)

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended February 29, 2012, were as follows:

	California				California		California		California
	Performance		California		Investment		Select		Quality
	Plus		Opportunity		Quality		Quality		Income
	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)

Average liquidation value outstanding	$81,000,000		$49,800,000		$95,600,000		$158,900,000		$158,100,000
Annualized dividend rate	0.32%		0.32%		0.32%		0.32%		0.32%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as “Fees on VRDP Shares” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 29, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate

92	Nuveen Investments

certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At February 29, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

					California				California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)

Maximum exposure to Recourse Trusts	$—		$—		$7,500,000		$—		$—		$15,295,000		$7,815,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended February 29, 2012, were as follows:

			California				California		California		California
	California		Performance		California		Investment		Select		Quality
	Value		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)

Average floating rate obligations outstanding	$4,490,000		$8,115,997		$4,285,000		$14,230,000		$17,560,530		$30,177,213
Average annual interest rate and fees	0.54%		0.64%		0.57%		0.56%		0.55%		0.64%

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended February 29, 2012, California Value 2 (NCB) and California Opportunity (NCO) invested in forward interest rate swap transactions to reduce the sensitivity of the Funds to movements in U.S. interest rates. California Value 2 (NCB) also invested in forward interest rate swap transactions to shorten the duration of the Fund’s portfolio. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended February 29, 2012, was as follows:

	California		California
	Value 2		Opportunity
	(NCB	)	(NCO	)

Average notional amount of forward interest rate swap contracts outstanding*	$2,000,000		$1,200,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Nuveen Investments	93

Notes to
Financial Statements (continued)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) in connection with their offerings of VRDP Shares ($610,000, $928,000, $650,000, $837,250 and $835,250, respectively), were recorded as deferred charges, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

94	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of February 29, 2012:

California Value (NCA)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$257,775,800	$—	$257,775,800

California Value 2 (NCB)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$54,882,314	$—	$54,882,314
Derivatives:
Forward Swaps *	—	(734,293)	—	(734,293)
Total	$—	$54,148,021	$—	$54,148,021

California Performance Plus (NCP)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$284,550,483	$—	$284,550,483

California Opportunity (NCO)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$178,871,740	$—	$178,871,740

California Investment Quality (NQC)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$309,628,118	$—	$309,628,118

California Select Quality (NVC)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$523,931,404	$—	$523,931,404

California Quality Income (NUC)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$529,736,228	$—	$529,736,228

*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

During the fiscal year ended February 29, 2012, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of February 29, 2012, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure. California Value Fund 2 (NCB) and California Opportunity (NCO) invested in derivative instruments during the fiscal year ended February 29, 2012.

California Value 2 (NCB)
Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation		Unrealized depreciation
		on forward swaps*	$—	on forward swaps*	$734,293

*	Represents cumulative gross unrealized appreciation (depreciation) of forward swap contracts as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	95

Notes to
Financial Statements (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended February 29, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

	California		California
	Value 2		Opportunity
Net Realized Gain (Loss) from Forward Swaps	(NCB	)	(NCO	)
Risk Exposure
Interest Rate	$—		$(181,029)

	California		California
	Value 2		Opportunity
Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	(NCB	)	(NCO	)
Risk Exposure
Interest Rate	$(663,331)		$8,281

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	California Value (NCA)		California Value 2 (NCB)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/12	2/28/11	2/29/12	2/28/11
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—

	California		California
	Performance Plus (NCP)		Opportunity (NCO)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/12	2/28/11	2/29/12	2/28/11
Common shares:
Issued to shareholders due to reinvestment of distributions	15,794	—	2,083	—

	California		California
	Investment Quality (NQC)		Select Quality (NVC)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/29/12	2/28/11	2/29/12	2/28/11
Common shares:
Issued to shareholders due to reinvestment of distributions	8,875	—	58,608	32,162

California
Quality Income (NUC)
			Year	Year
			Ended	Ended
			2/29/12	2/28/11
Common shares:
Issued to shareholders due to reinvestment of distributions			30,538	22,770

96	Nuveen Investments

Preferred Shares
California Value (NCA) and California Value 2 (NCB) are not authorized to issue ARPS. During the fiscal year February 28, 2011, the Funds redeemed all of their outstanding ARPS at liquidation value. Transactions in ARPS were as follows:

	California
	Performance
	Plus (NCP)
	Year Ended
	2/28/11
	Shares	Amount
ARPS redeemed:
Series T	1,548	$38,700,000
Series W	551	13,775,000
Series F	1,548	38,700,000
Total	3,647	$91,175,000

	California
	Opportunity (NCO)
	Year Ended
	2/28/11
	Shares	Amount
ARPS redeemed:
Series W	1,500	$37,500,000
Series F	451	11,275,000
Total	1,951	$48,775,000

	California Investment
	Quality (NQC)
	Year Ended
	2/28/11
	Shares	Amount
ARPS redeemed:
Series M	3,051	$76,275,000
Series W	746	18,650,000
Total	3,797	$94,925,000

	California Select
	Quality (NVC)
	Year Ended
	2/28/11
	Shares	Amount
ARPS redeemed:
Series T	1,975	$49,375,000
Series W	1,383	34,575,000
Series TH	2,963	74,075,000
Total	6,321	$158,025,000

	California Quality
	Income (NUC)
	Year Ended
	2/28/11
	Shares	Amount
ARPS redeemed:
Series M	1,189	$29,725,000
Series W	2,550	63,750,000
Series F	2,550	63,750,000
Total	6,289	$157,225,000

Nuveen Investments	97

Notes to
Financial Statements (continued)

Transactions in VRDP Shares were as follows:

	California Performance Plus (NCP)				California Opportunity (NCO)
	Year Ended		Year Ended		Year Ended		Year Ended
	2/29/12		2/28/11		2/29/12		2/28/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	810	$81,000,000	—	$—	498	$49,800,000

	California Investment Quality (NQC)				California Select Quality (NVC)
	Year Ended		Year Ended		Year Ended		Year Ended
	2/29/12		2/28/11		2/29/12		2/28/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	956	$95,600,000	—	$—	1,589	$158,900,000

California Quality Income (NUC)
					Year Ended		Year Ended
					2/29/12		2/28/11
					Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1					—	$—	1,581	$158,100,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended February 29, 2012, were as follows:

							California		California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Purchases	$19,230,259		$3,036,374		$27,547,530		$19,178,089		$33,864,852		$79,434,018		$53,216,935
Sales and maturities	20,068,080		2,159,135		31,191,230		19,598,275		38,430,174		92,833,886		55,033,001

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 29, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

					California
	California		California		Performance		California
	Value		Value 2		Plus		Opportunity
	(NCA	)	(NCB	)	(NCP	)	(NCO	)
Cost of investments	$235,557,424		$46,425,399		$260,954,217		$161,128,098
Gross unrealized:
Appreciation	$20,864,543		$8,456,915		$20,553,999		$15,030,898
Depreciation	(3,134,711)		—		(4,636,048)		(1,572,995)
Net unrealized appreciation (depreciation) of investments	$17,729,832		$8,456,915		$15,917,951		$13,457,903

98	Nuveen Investments

	California		California		California
	Investment		Select		Quality
	Quality		Quality		Income
	(NQC	)	(NVC	)	(NUC	)
Cost of investments	$278,031,265		$467,322,363		$460,107,034
Gross unrealized:
Appreciation	$22,257,467		$44,522,574		$44,890,687
Depreciation	(4,891,788)		(5,475,698)		(2,262,838)
Net unrealized appreciation (depreciation) of investments	$17,365,679		$39,046,876		$42,627,849

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets at February 29, 2012, the Funds’ tax year end, as follows:

					California			California		California	California
	California		California		Performance	California		Investment		Select	Quality
	Value		Value 2		Plus	Opportunity		Quality		Quality	Income
	(NCA	)	(NCB	)	(NCP )	(NCO	)	(NQC	)	(NVC )	(NUC	)
Paid-in surplus	$23,506		$—		$(8,073)	$(28,020)		$(10,235)		$(16,785)	$(22,049)
Undistributed (Over-distribution of) net investment income	(27,815)		(41)		(10,272)	19,977		5,211		(1,798)	16,650
Accumulated net realized gain (loss)	4,309		41		18,345	8,043		5,024		18,583	5,399

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2012, the Funds’ tax year end, were as follows:

					California				California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Undistributed net tax-exempt income *	$2,230,429		$223,377		$4,659,454		$2,598,758		$4,687,799		$7,739,400		$7,922,433
Undistributed net ordinary income **	38,577		—		2,328		2,147		—		45,582		—
Undistributed net long-term capital gains	—		43,637		—		—		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2012, paid on March 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 29, 2012 and February 28, 2011, was designated for purposes of the dividends paid deduction as follows:

					California				California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
2012	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Distributions from net tax-exempt income ***	$11,566,186		$2,623,744		$12,480,662		$7,861,212		$13,290,234		$23,585,608		$22,818,954
Distributions from net ordinary income **	—		—		—		—		—		—		—
Distributions from net long-term capital gains ****	—		76,937		—		—		—		—		—

					California				California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
2011	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Distributions from net tax-exempt income	$11,515,680		$2,705,942		$11,981,804		$7,754,166		$12,761,573		$23,150,035		$22,084,365
Distributions from net ordinary income **	70,710		23,583		—		—		—		6		—
Distributions from net long-term capital gains	—		90		—		—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2012, as Exempt Interest Dividends.
****
The Funds designate as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 29, 2012.

Nuveen Investments	99

Notes to
Financial Statements (continued)

At February 29, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

			California				California		California		California
	California		Performance		California		Investment		Select		Quality
	Value		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Expiration:
February 28, 2017	$1,426,925		$—		$—		$—		$65,078		$956,742
February 28, 2018	251,409		1,117,962		664,054		3,057,720		—		3,225,294
Total	$1,678,334		$1,117,962		$664,054		$3,057,720		$65,078		$4,182,036

During the tax year ended February 29, 2012, the following Funds utilized capital loss carryforwards as follows:

California
	California		Investment
	Value		Quality
	(NCA	)	(NQC	)
Utilized capital loss carryforwards	$365,833		$349,744

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	California				California		California
	Performance		California		Select		Quality
	Plus		Opportunity		Quality		Income
	(NCP	)	(NCO	)	(NVC	)	(NUC	)
Post-enactment losses:
Short-term	$—		$140,500		$—		$—
Long-term	199,176		327,026		3,153,147		700,317

The Funds have elected to defer losses incurred from November 1, 2011 through February 29, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

					California		California
	California		California		Investment		Select
	Value		Opportunity		Quality		Quality
	(NCA	)	(NCO	)	(NQC	)	(NVC	)
Post-October capital losses	$745,819		$865,650		$176,392		$1,731,688
Late-year ordinary losses	—		—		—		—

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for California Value (NCA) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

100	Nuveen Investments

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee for each Fund (excluding California Value (NCA)), payable monthly, is calculated according to the following schedule:

	California Value 2 (NCB	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

	California Performance Plus (NCP	)
	California Opportunity (NCO	)
	California Investment Quality (NQC	)
	California Select Quality (NVC	)
	California Quality Income (NUC	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 29, 2012 , the complex-level fee rate for these Funds was .1724%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments	101

Notes to
Financial Statements (continued)

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

102	Nuveen Investments

Board Members & Officers(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	235

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	235

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	235

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	235

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	235

Nuveen Investments	103

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	235

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	235

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	235

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					235

Interested Board Member:

■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	235

104	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management Inc. (since 2010) Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					235

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset	235

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst. Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	235

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	235

Nuveen Investments	105

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					235

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	235

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	235

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					235

106	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	235

(1)
For California Value (NCA) and California Value 2 (NCB) Board Members serve three year terms. The Board of Trustees for NCA and NCB are divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	107

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

108	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	109

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change.

110	Nuveen Investments

Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows:  1-year, 7 funds; 5-year, 7 funds; and 10-year, 4 funds. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “’40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Standard & Poor’s (S&P) California Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

■
Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	111

Notes

112	Nuveen Investments

Notes

Nuveen Investments	113

Notes

114	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank &
Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NCA	—
NCB	—
NCP	—
NCO	—
NQC	—
NVC	—
NUC	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	115

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0212D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Performance Plus Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 29, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2011	$18,200	$0	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
February 29, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2011	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
February 29, 2012	$ 0	$ 0	$ 0	$ 0
February 28, 2011	$ 3,400	$ 0	$ 0	$ 3,400

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen California Performance Plus Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	31	$6.52 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.026 million
*	Assets are as of February 29, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities. As of February 29, 2012 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.
Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Scott R. Romans	Nuveen California Performance Plus Municipal Fund, Inc.	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 32 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Performance Plus Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 7, 2012